Exhibit A

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Division   E.ON-ID  Name of Company                     Address                                Type of Business
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DEGUSSA        4217 Aerosil France S.A.R.L.             Rue Gaston Monmaousseau, 38556,        Holding and Management Company
                                                        Roussillon, FR
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DEGUSSA         836 Aethylen-Rohrleitungs-Gesellschaft  Philosophenweg 31-33, 47051,
                    mbH & Co. KG                        Duisburg, DE
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DEGUSSA        4509 Aktivsauerstoff Ges.m.b.H.          Auer-von-Welsbachstra(beta)e 1, 9330,  Produces and sells various
                                                        Treibach-Althofen, AT                  chemical products
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DEGUSSA        4164 Algorax (Pty.) Ltd.                 John Tallant Road, 6000, Port          Produces and sells peroxide
                                                        Elizabeth, ZA
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DEGUSSA        4649 Alliance Peroxide (Pty) Ltd.        4120, Durban, ZA                       Chemical Company
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DEGUSSA        8473 Arcticlear LLC                      US                                     Chemical Company
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DEGUSSA        8473 Articlear LLC                       US
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DEGUSSA        4184 Arzneimittelwerk Dresden GmbH       Meissner-Strasse 191, 1445, Radebeul,  Biological, chemical, and
                                                        DE                                     pharmaceutical research and
                                                                                               development
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DEGUSSA        4975 Asian Bleaching Earth Company Ltd.  TH                                     Chemical Company
                    (i.L.)
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DEGUSSA        4597 ASTA Medica EOOD (i.L.)             BG                                     Biological, chemical, and
                                                                                               pharmaceutical research and
                                                                                               development
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DEGUSSA        4183 ASTA Medica GmbH                    Bennigsenplatz 1, 40474, Dusseldorf,   Property Manager; Operates
                                                        DE                                     disposal plants
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DEGUSSA        4599 ASTA Medica OOO (i.L.)              ul Miklukhu Maklaya 11 A, 117198,      In Liquidation
                                                        Moskau, RU
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DEGUSSA        8459 Atropat Chemi Co. Ltd.              Shaikh Bahaei Street, Teheran 19917,   Chemical Company
                                                        Islamic Republic of Iran, IR
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DEGUSSA        4859 Aztec Holding Company               555 Garden Street, 44035, Elyria, OH,  In Liquidation
                                                        US
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DEGUSSA        8107 Azuma Bussan Ltd.                   Fukushima, JP                          Chemical Company
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DEGUSSA        4189 B.V. United Metal & Chemical        Hettenheuvelweg 37-39, 1101 BM,        Executive shareholder for Oxxynova
                    Company                             Amsterdam, NL                          GmbH & Co KG
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DEGUSSA        4704 Baugesellschaft Hanau GmbH          DE
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DEGUSSA        4556 BAYDEG Kautschukchemikalien GmbH    DE                                     Produces and sells carbon black
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DEGUSSA        8307 Bayerische Dungekalk Werbe- und     DE
                    marketing GmbH
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DEGUSSA        8109 Bettor MBT Portugal Produtos        Albarraque - Cacem, 2735, Rio de       Chemical Company
                    Quimicos para Construcao, S.A.      Mouro, PT
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DEGUSSA        8110 Bettor MBT S.A.                     Basters 15, 8184, Palau-solita i       Chemical Company
                                                        Plegamans (Barcelona), ES
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DEGUSSA        8111 BHS Liegenschaften GmbH & Co KG     Bergwerk-Str. 14, 82380,               Chemical Company
                                                        Pei(beta)enberg, DE
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DEGUSSA        8112 BHS Liegenschaften Verwaltungs GmbH Bergwerk-Str. 14, 82380,               Provider of Information Technology
                                                        Pei(beta)enberg, DE                    Services
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DEGUSSA        8113 BHS Projektentwicklungs-GmbH & Co.  Bergwerk-Str. 14, 82380,               Specialty Chemical Company;
                    KG                                  Pei(beta)enberg, DE                    Holding Company
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DEGUSSA        8371 Biogurt Biogarde GmbH & Co KG       Lise-Meitner-Str. 34, 85345,           In Liquidation
                                                        Freising, DE
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DEGUSSA        8386 BIOM Aktiengesellschaft Munich      DE
                    BioTech Development
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DEGUSSA        4924 Birthorpe Guarantee Company Limited 66 Wigmore Street, W1U 2HQ, London,    Chemical Company
                                                        UK, GB
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DEGUSSA        8116 BKN Byggekemi AB                    Sodra ind.omr., Box 105, 446 22,       Chemical Company
                                                        Alvangen, SE
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DEGUSSA        8489 Building Systems Limited            ul. Gostinitschnaya 9, korp. 4,        Marketing Company
                                                        127106 Moskow, Russia, RU
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DEGUSSA        4614 Bush Beach Limited                  Winterton Way, SK11 0LP,               Distributes specialty chemicals
                                                        Macclesfield, Cheshire, GB
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DEGUSSA        4965 CANU GmbH                           Paul-Baumann Str. 1, 45772, Marl, DE   Provides technical and analytical
                                                                                               services for Degussa operations
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DEGUSSA        4154 Carbogal - Carbonos de Portugal,    Apartado 215, 7520-903, Sines, PT      Chemical producer
                    S.A.
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DEGUSSA        4194 Carbon Black Nederland B.V.         Welplaatweg 30, NL - 3197 KS Botlek    Chemical Company
                                                        RT, NL
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DEGUSSA        4717 Carbon Black Polska Sp. z o.o.      3-go Maja 83, 38-200, Jaslo, PL        Engineering Company
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DEGUSSA        4772 CC-Chemplorer Ltd.                  IE
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DEGUSSA        8118 Cela Farbenfabrik C.Lagoni & Sohn   Donnerschweer Str. 372, 26123,         Chemical Company
                    GmbH & Co. KG                       Oldenburg, DE
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DEGUSSA        8117 Cela Farbenfabrik Lagoni            Donnerschweer Str. 372, 26123,         Chemical Company
                    Verwaltungsges. mbH                 Oldenburg, DE
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DEGUSSA        8416 Changshu Watson Bowman Rubber Co.,  Jiangsu Province, CN                   Chemical Company
                    Ltd. (i.L.)
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DEGUSSA        4860 Circuit Chemistry Equipment (i.L.)  US                                     Chemical Company
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DEGUSSA        4152 COFRABLACK Compagnie Francaise du   F - 33810 Ambes, FR                    Chemical Company
                    Carbon Black S.A.
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DEGUSSA        4621 Cogeneracion Gequisa S.A. (Cogesa)  ES
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DEGUSSA        8122 Colfirmit Rajasil GmbH & Co. KG     Tholauer Str. 25, 95615,               Inactive
                                                        Marktredwitz, DE
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DEGUSSA        8123 Colfirmit Rajasil Verwaltungs GmbH  Tholauer Strasse 25, 95615,            Chemical Company
                                                        Marktredwitz, DE
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DEGUSSA        4102 Colortrend B.V.                     Ankerkade 101, 6201BB, Maastricht, NL  Holding Company
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DEGUSSA        8460 Concretos Tecnicos Concrete S.A.    Juan de Sosaya 133 y Av. America,      Chemical Company
                                                        Cas. 1701-2515, Quito, EC
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DEGUSSA        8503 Conica Technik GmbH                 An der Muhle 1, 15345, Altlandsberg,   Chemical Company
                                                        DE
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DEGUSSA        8388 Consortium des Agrumes et Plantes   Route de Gaoulou P.K. 8, Sassandra /
                    Parfums 'de Cote d'Ivoire           Cote d'Ivoire, ????
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DEGUSSA        8369 Construction Research & Technology  Dr.-Albert-Frank-Str. 32, 83308,       Chemical Company
                    GmbH                                Trostberg, DE
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DEGUSSA        8127 Contec Co., Ltd.                    Tokyo 106-0032, Japan, JP              Chemical Company
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DEGUSSA         428 Cosmedis Pharma GmbH                DE                                     Manufacturer of super-absorbent
                                                                                               materials
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DEGUSSA        8130 Cosmoferm B.V.                      A. Flemingglaan 1, 2613 AX, Delft, NL  Chemical Company
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DEGUSSA        4088 Creavis Gesellschaft fur            Paul-Baumann-Str. 1, 45764, Marl, DE   Chemical Company
                    Technologie und Innovation mbH
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DEGUSSA        4520 Cyanco Company                      5505 Cyanco Drive, NV 89446,           Biological, chemical, and
                                                        Winnemucca, US                         pharmaceutical research and
                                                                                               development
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DEGUSSA        8471 Cyplus Canada Inc.                  3612 Poirier Boulevard, QE H4R 2J5     Chemical Company
                                                        Saint-Laurent, CA
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DEGUSSA        8470 CyPlus Corporation                  3 Pearl Court, NJ 07401, 1610          Chemical Company
                                                        Allendale, US
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DEGUSSA        4963 CyPlus GmbH                         Rodenbacher Chaussee 4, 63457, Hanau,  Engineering Company
                                                        DE
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DEGUSSA         150 CYRO Industries Inc.                100 Enterprise Drive, #700, '07866,    Produces and sells various
                                                        Rockaway, NJ, US                       chemical products
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DEGUSSA         845 Daicel-Degussa Ltd.                 2-3-1 Nishi-Shinjuku, 163-0912,        Inactive
                                                        Tokyo, JP
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DEGUSSA        4982 Degussa (China) Co., Ltd.           37 Maizidian Street, 100026, Bejing,   Produces and sells various
                                                        CN                                     chemical products
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DEGUSSA        4731 Degussa (NZ) Ltd.                   1/45 William Pickering Drive,          Produces and sells various
                                                        Auckland, NZ                           chemical products
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DEGUSSA        4143 Degussa (Schweiz) AG                Vulkanstrasse 110, 8048, Zurich, CH    Distributes specialty chemicals
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DEGUSSA        4638 Degussa (SEA) Pte. Ltd.             07-18 Nordic European Centre, 609927,  In Liquidation
                                                        Singapur, SG
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DEGUSSA        4507 Degussa Africa (Pty.) Ltd.          Sixteenth Road, 1685, Midrand/South    Produces emissions-reducing
                                                        Africa, ZA                             catalysts
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DEGUSSA          28 Degussa AG                          Bennigsenplatz 1, 40474, Dusseldorf,   Manages Cash Generated by E.ON
                                                        DE                                     Group Companies
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DEGUSSA        4845 Degussa Amalgamation Ltd.           Chippenham Drive, MK10 0AP, Kingston,  dormant
                                                        Milton Keynes, GB
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DEGUSSA        4121 Degussa Antwerpen N.V.              Tijsmanstunnel West, B - 2040          Chemical Company
                                                        Antwerpen 4, BE
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DEGUSSA        4971 Degussa Argentina S.A.              Darragueira 38, B1609HDB, Boulogne,    Producer of chemical and
                                                        AR                                     metallurgical products
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DEGUSSA        4560 Degussa Assekuranz-Kontor GmbH      Wei(beta)frauenstra(beta)e 9, 60287,   Chemical Company
                                                        Frankfurt, DE
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DEGUSSA        4162 Degussa Australia Pty. Ltd.         30 Commercial Drive, P.O.Box 996,      Insurance Procurer
                                                        3175, Dandenong, Victoria, AU
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DEGUSSA        8278 Degussa Bau- und Farbenforschungs   Dr.-Albert-Frank-Strasse 32, 83308,    Chemical Company
                    GmbH                                Trostberg, DE
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DEGUSSA        8181 Degussa Bauchemie GmbH              Dr.-Albert-Frank-Str. 32, 83308,       Chemical Company
                                                        Trostberg, DE
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DEGUSSA        4145 Degussa Benelux B.V.                Hettenheuvelweg 37-39, 1101 BM,        Chemical Company
                                                        Amsterdam, NL
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DEGUSSA        4122 Degussa Benelux N.V./S.A.           Kapucijnbloemenlaan 1, 1030, Brussel,  Marketing Company
                                                        BE
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DEGUSSA        8379 Degussa BioActives Deutschland      Lise-Meitner-Stra(beta)e 34, 85345,    Chemical Company
                    GmbH & Co. KG                       Freising, DE
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DEGUSSA        8284 Degussa BioActives US, LLC          620 Progress Avenue, Waukesha Wi       Inactive
                                                        53187, US
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DEGUSSA        4135 Degussa Brasil Ltda.                Alameda Campinas 579 - 3(degree)       Chemical Company
                                                        bis 13(degree) andar, 01404-000
                                                        Sao Paulo-SP, BR
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DEGUSSA        8120 Degussa Building Systems Inc.       889 Valley Park Drive, Shakopee,       Chemical Company
                                                        MN55379, US
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DEGUSSA        8436 Degussa Building Systems LLC        889 Valley Park Drive, Shakopee,       Chemical Company
                                                        Minnesota 55379, US
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DEGUSSA          11 Degussa Canada Inc.                 3380 South Service Road, L7N3J5,       Produces and sells various
                                                        Burlington, ON, CA                     chemical products
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DEGUSSA        4966 Degussa Carbon Black, LLC           379 Interpace Parkway, NJ  070,
                                                        Parsippany, US
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DEGUSSA        4820 Degussa Catalysts & Initiators GmbH Dr. Gustav-Adolph-Str. 3, 82049,       Chemical Company
                                                        Pullach, DE
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DEGUSSA        4875 Degussa Catalysts & Initiators      Dr. Gustav-Adolph-Str. 3, 82049,       Inactive
                    Holding GmbH                        Pullach, DE
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DEGUSSA        4828 Degussa Catalysts & Initiators      Sydney NSW  Australia, 2001,           Chemical Company
                    Pty. Ltd.                           Australia, AU
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DEGUSSA        4966 Degussa C-B, L.L.C.                 379 Interpace Parkway, NJ  070,        Produces and sells various
                                                        Parsippany, US                         chemical products
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DEGUSSA        4139 Degussa CEE G.m.b.H.                Liesinger Flur-Gasse 2C, 1235, Wien,   Chemical Company
                                                        AT
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DEGUSSA        8441 Degussa Chemical Shanghai Co Ltd.   55 Chundong Road, 201108, Shanghai /   Conducts activities related to
                                                        China, CN                              specialty chemicals
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DEGUSSA        4534 Degussa Chimica S.p.A               Via Pisacane 7/b, 20016, Pero, IT      Produces and sells carbon black
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DEGUSSA         447 Degussa CIAG                        Zollstr. 62, 8021, Zurich, CH          Holding Company
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DEGUSSA        4099 Degussa Coatings & Colorants Pty    30 Commercial Drive, 3175,             Produces and sells various
                    Ltd.                                Dandenong/Viktoria, AU                 chemical products
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DEGUSSA        8230 Degussa Construction Chemicals      Vulkanstrasse 110, CH-8048 Zurich,     Chemical Company
                    (Europe) AG                         CH
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DEGUSSA        8466 Degussa Construction Chemicals      Shenzhen, P.R. China, CN               Chemical Company
                    (Shenzen) Co., Ltd.
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DEGUSSA        8207 Degussa Construction Chemicals      1800 Clark Blvd., L6T 4M7, Brampton,   Chemical Company
                    Canada Ltd.                         Ontario, CA
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DEGUSSA        8280 Degussa Construction Chemicals GmbH Dr.-Albert-Frank-Str. 32, 83308,       Chemical Company
                                                        Trostberg, DE
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DEGUSSA        8394 Degussa Construction Chemicals      Frankopanska 64, 42230, Ludberg, HR    Chemical Company
                    Hrvatska d.o.o.
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DEGUSSA        8332 Degussa Construction Chemicals Inc. 23700 Chagrin Boulevard, Cleveland -   Holding Company
                                                        OH 44122-5554, US
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DEGUSSA        8331 Degussa Construction Chemicals      23700 Chagrin Boulevard, Cleveland -   Chemical Company
                    Leasing LLC                         OH 44122, US
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DEGUSSA        8434 Degussa Construction Chemicals      Stalfjaera 25, 901, Oslo / Norwegen,   Chemical Company
                    Norge AS                            NO
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DEGUSSA        8333 Degussa Construction Chemicals      Cleveland - OH 44122 - 5554, US        Chemical Company
                    Operations Inc.
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DEGUSSA        8377 Degussa Construction Polymers GmbH  Dr.-Albert-Frank-Str. 32, 83308,       Chemical Company
                                                        Trostberg, DE
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DEGUSSA        4142 Degussa Corporation                 379 Interpace Parkway, 7054,           Produces and sells peroxide
                                                        Parsippany, New Jersey, US
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DEGUSSA        4675 Degussa Croatia d.o.o.              OGRIZOVIAEEVA 36A, 10000, ZAGREB, HR   Chemical Company
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DEGUSSA        4740 Degussa Dental Verwaltungs-GmbH     DE                                     Chemical Company
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DEGUSSA        4962 Degussa Dritte                      Bennigsenplatz 1, 40474, Duesseldorf,  Holding Company
                    Vermogensverwaltungs-GmbH           DE
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DEGUSSA        4967 Degussa Engineered Carbons, LLC     379 Interpace Parkway, 7054,           In Liquidation
                                                        Parsippany, NJ, US
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DEGUSSA        4968 Degussa Engineered Carbons, LP      379 Interpace Parkway, NJ 07054,       Produces and sells carbon black
                                                        Parsippany, New Jersey, US
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DEGUSSA        8318 Degussa Epitokemia Hungaria Kft.    Haros u. 11, 1222, Budapest, HU        Chemical Company
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DEGUSSA        4960 Degussa Erste                       Bennigsenplatz 1, 40474, Duesseldorf,  Real Estate Company
                    Vermogensverwaltungs-GmbH           DE
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DEGUSSA        4762 Degussa Eurasia OOO                 1st Dorozhny proezed, 113535, Moskau,  Chemical Company
                                                        RU
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DEGUSSA        8423 Degussa Ferments d'Aromatisation    32, Place Ronde, 92035, Paris La       Chemical Company
                    France SAS                          Defense, FR
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DEGUSSA        8415 Degussa Flavors & Fruit Systems     Ctra. Molins de Rei a Sabadell, Km     Chemical Company
                    Espana, S. L.                       13,3, E-08191 Rubi (Barcelona), ES
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DEGUSSA        8102 Degussa Flavors & Fruit Systems     9880, Mexico, MX                       Chemical Company
                    Mexico S.A. de C.V.
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DEGUSSA        8310 Degussa Flavors & Fruit Systems     10311 Chester Road, 45215 Ohio, US     Chemical Company
                    US, LLC
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DEGUSSA        8291 Degussa Flavors and Fruit Systems   Portao, City of Cosmopolis / Sao       Chemical Company
                    do Brasil Ltda.                     Paulo, BR
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DEGUSSA        8431 Degussa Flavors and Fruit Systems   ZI du Plan, 06131 Grasse Cedex, FR     Chemical Company
                    France SAS
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DEGUSSA        8298 Degussa Flavors and Fruit Systems   Rd. 652, km 1.0, Barrio Higuillales,   Chemical Company
                    Puerto Rico Inc.                    Arecibo, Puerto Rico 00614, US
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DEGUSSA        8285 Degussa Food Ingredients Canada,    5611 Mc Adam Road, Mississauga -       Chemical Company
                    Inc.                                Ontario L4Z-1N4, CA
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DEGUSSA        8376 Degussa Food Ingredients            Dr.-Albert-Frank-Stra(beta)e 32,       Chemical Company
                    Deutschland GmbH                    83308, Trostberg, DE
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DEGUSSA        8293 Degussa Food Ingredients GmbH       Dr.-Albert-Frank-Str. 32, 83308,       Inactive
                                                        Trostberg, DE
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DEGUSSA        8294 Degussa Food Ingredients US LLC     2021 Cabot Boulevard West, Langhorne   Produces and sells carbon black
                                                        - PA 19047 / USA, US
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DEGUSSA        4191 Degussa France Groupe SAS           32 place ronde, F-92035, PARIS LA      Inactive
                                                        DEFENSE, FR
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DEGUSSA        4983 Degussa France Services SAS         32 place ronde, F-92035, PARIS LA      Chemical Company
                                                        DEFENSE, FR
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DEGUSSA        4130 Degussa France Snc                  32 Place Ronde, 92035, Paris La        Provides services
                                                        Defense Cedex, FR
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DEGUSSA        4964 Degussa Funfte                      Rodenbacher Chaussee 4, 63457, Hanau,  Chemical Company
                    Vermogensverwaltungs-GmbH           DE
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DEGUSSA        8399 Degussa Health & Nutrition France   32, Place Ronde, 92035, Paris La       Holding Company
                    SAS                                 Defense, FR
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DEGUSSA        8299 Degussa Health and Nutrition        32, Place Ronde, 92035, Paris La       Chemical Company
                    Holding France SAS                  Defense, FR
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DEGUSSA        8301 Degussa Health and Nutrition        Armazem 2, 1900-729 Lisboa, PT         Chemical Company
                    Portugal Lda.
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DEGUSSA        8173 Degussa Health and Nutrition UK     Kelvin Road, Berkshire - RG 14 2 DB,   Chemical Company
                    Ltd.                                GB
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DEGUSSA        4129 Degussa Hong Kong Ltd.              169, Electric Road, Hong Kong, HK      Chemical Company
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DEGUSSA        4630 Degussa Hungaria Kft.               Frankel Leo u. 45., 1023, Budapest,    Produces and sells various
                                                        HU                                     chemical products
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DEGUSSA        4134 Degussa Iberia S.A.                 Paseo San Juan, 75 - 8. Plta., E -     Marketing Company
                                                        08009 Barcelona, ES
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DEGUSSA        4091 Degussa Immobilien GmbH & Co.  KG   Paul-Baumann-Str. 1, 45764, Marl, DE   Chemical Company
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DEGUSSA        4086 Degussa Immobilien Verwaltungs-GmbH Paul-Baumann-Str. 1, 45772, Marl, DE   In Liquidation
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DEGUSSA        4113 Degussa India Pvt. Ltd.             12A/A (13th floor), Bhaktawar,         Executive shareholder of Huls GmbH
                                                        Mumbai - 400 021, IN                   & Co KG Immobilien-Service
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DEGUSSA        4188 Degussa International Finance N.V.  Hettenheuvelweg 37-39, 1101 BM,        Distributes specialty chemicals
                                                        Amsterdam, NL
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DEGUSSA        4098 Degussa International Inc.          379 Interpace Parkway, 7054,           Produces and sells various
                                                        Parsippany, New Jersey, US             chemical products
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DEGUSSA        8495 Degussa International Trade         CN                                     Service Company
                    (Shanghai) Co. Ltd.
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DEGUSSA        4631 Degussa Iran AG                     Africa Ave., Teheran, IR               Engaged in finance-related
                                                                                               activities
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DEGUSSA        4131 Degussa Italia S.p.A.               Via Carlo Pisacane 7/B, 20016, Pero    Marketing Company
                                                        (MILANO), IT
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DEGUSSA        4132 Degussa Japan Co., Ltd.             163-0938, Tokyo, JP                    Inactive
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DEGUSSA        4815 Degussa Knottingley UK Ltd          Common Lane, WF11 8BN, Knottingley,    Chemical Company
                                                        Nr Leeds, GB
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DEGUSSA        4632 Degussa Korea Limited               94, Kalsan - 1 Dong, Bupyung-Gu,       Distributes specialty chemicals
                                                        403-083, Inchon  /  Korea, KR
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DEGUSSA        4133 Degussa Limited                     Winterton Way, SK11 0LP,               Distributes specialty chemicals
                                                        Macclesfield, Cheshire, GB, GB
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DEGUSSA        4147 Degussa Mexico, S.A. de C.V.        Calzada Mexico-Xochimilco No. 5149,    Chemical Company
                                                        14610, Mexico D.F. /Mexico, MX
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DEGUSSA        8486 Degussa Middle East FZE             Jebel Ali Industrial Area, P.O. Box,   Trading Company
                                                        UAE-Dubai, AE
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DEGUSSA        4519 Degussa Norden AB                   Kusthamnsgatan 1, SE - 20213 Malmo,    Chemical Company
                                                        SE
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DEGUSSA        4633 Degussa Pacific Limited             169, Electric Road, Northpoint, Hong   Distributes specialty chemicals
                                                        Kong, HK
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DEGUSSA        4533 Degussa Peroxide Ltd.               P.O.Box 196, N/A, Morrinsville/New     Chemical Company
                                                        Zealand, NZ
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DEGUSSA        8496 Degussa Polska Sp.zo.o.             Ul. Rzymowskiego 34, 02-697,           Inactive
                                                        Warszawa, PL
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DEGUSSA        4635 Degussa Praha s.r.o.                Na Sychrovi 8, 101 00, Praha 10, CZ    Distributes specialty chemicals
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DEGUSSA        4646 Degussa Re S.A.                     45 Rue des Scillas, 2529, Howald, LU   Real Estate Company
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DEGUSSA        4637 Degussa Romania S.R.L.              B-dul Poligrafiei, 13704, Bukarest,    Chemical Company
                                                        RO
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DEGUSSA        4838 Degussa Sant Celoni, SA             Ctra. C-35 km.59, 8470, Sant Celoni,   Holding Company
                                                        ES
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DEGUSSA        4777 Degussa SKW Co. Ltd.                Macclesfield, GB - Cheshire, SK 11     Holding and Management Company
                                                        OLP, GB
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DEGUSSA        4639 Degussa Slovakia spol. s.r.o.       976 13, Slovenska L'upca 566, SK       Distributes specialty chemicals
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DEGUSSA        4839 Degussa Stanlow Ltd.                Knottingley, West Yorkshire, WF11      Chemical Company
                                                        8BN / U.K., GB
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DEGUSSA        4640 Degussa Taiwan Ltd.                 9th Fl., 133, Min Shen E. Road Sec.    Chemical Company
                                                        3, 105, Taipei, TW
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DEGUSSA        8286 Degussa Texturant Systems (M) SDN   Jalan Dungun, Damansara Heights,       Chemical Company
                    BHD                                 50490, Kuala Lumpur, MY
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DEGUSSA        8288 Degussa Texturant Systems           10, Science Park Road, 117684,         Chemical Company
                    (Singapore) PTE Ltd.                Singapore, SG
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DEGUSSA        8348 Degussa Texturant Systems           539/2 Sri-Ayudhaya Road, Thanon        Chemical Company
                    (Thailand) Ltd.                     Payathai, Bangkok 10400, TH
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DEGUSSA        8192 Degussa Texturant Systems Benelux   Symon Spiersweg 22, 1506 RZ Zaandam    Chemical Company
                    B.V.                                / NL, NL
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DEGUSSA        8426 Degussa Texturant Systems de        Via Gustavo Baz No. 27, 53000,         Chemical Company
                    Mexico, S.A. de C.V.                Naucalpan de Juarez Edo de Mexico, MX
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DEGUSSA        8195 Degussa Texturant Systems           Ausschlager Elbdeich 62, 20539,        Chemical Company
                    Deutschland GmbH & Co. KG           Hamburg, DE
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DEGUSSA        8300 Degussa Texturant Systems Espana    Carretera de Molins de Rei a           Chemical Company
                    S.A.                                Sabadell, E-08191, Rubi (Barcelona),
                                                        ES
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DEGUSSA        8421 Degussa Texturant Systems France    32, Place Ronde, 92035, Paris La       Chemical Company
                    SAS                                 Defense, FR
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DEGUSSA        8200 Degussa Texturant Systems Italia    Via Venezia 34, I-35010, Vigonza, IT   Chemical Company
                    S.r.l.
-----------------------------------------------------------------------------------------------------------------------------------
DEGUSSA        8295 Degussa Texturant Systems Japan     KS Building 2 Sanbancho, Chiyoda-ku    Chemical Company
                    K.K.                                Tokyo 102.0075, JP
-----------------------------------------------------------------------------------------------------------------------------------
DEGUSSA        8443 Degussa Texturant Systems Poland    Ul. Piwonicka 19, 62-800 Kalisz, PL    Chemical Company
                    Sp.z.o.o.
-----------------------------------------------------------------------------------------------------------------------------------
DEGUSSA        8191 Degussa Texturant Systems UK Ltd.   Kelvin Road, RG142DB, Newbury, GB      Chemical Company
-----------------------------------------------------------------------------------------------------------------------------------
DEGUSSA        8328 Degussa Texturant Systems US, LLC   3582 McCall Place NE, Atlanta -        Chemical Company
                                                        Georgia 30340, US
-----------------------------------------------------------------------------------------------------------------------------------
DEGUSSA        8297 Degussa Texturants Systems          6811 Ayala Avenue, Makati City, PH     Chemical Company
                    Philippines Inc.
-----------------------------------------------------------------------------------------------------------------------------------
DEGUSSA        4641 Degussa Ticaret Ltd. Sirketi        Kanli Mandira Mevkii Tuzla Kavsagi No  Distributes specialty chemicals
                                                        68, 34940, Tuzla - Istanbul, TR
-----------------------------------------------------------------------------------------------------------------------------------
DEGUSSA        4942 Degussa UK Benefit Services Ltd.,   6 Water End Barns, MK17 9EA,           Inactive
                    UK                                  Eversholt, Beds, GB
-----------------------------------------------------------------------------------------------------------------------------------
DEGUSSA        4776 Degussa UK Holdings Limited         Chippenham Drive, MK10 0AF, Milton     Holding Company
                                                        Keynes, GB
-----------------------------------------------------------------------------------------------------------------------------------
DEGUSSA        4118 Degussa Verwaltungs-GmbH            Bennigsenplatz 1, 40474, Duesseldorf,  Marketing Company
                                                        DE
-----------------------------------------------------------------------------------------------------------------------------------
DEGUSSA        8273 Degussa Wall Systems Inc.           3500 St. Johns Bluff Road, South,      Chemical Company
                                                        Jacksonville -  Florida 32226-2614 /
                                                        USA, US
-----------------------------------------------------------------------------------------------------------------------------------
DEGUSSA        4961 Degussa Zweite                      Bennigsenplatz 1, 40474, Duesseldorf,  Inactive
                    Vermogensverwaltungs-GmbH           DE
-----------------------------------------------------------------------------------------------------------------------------------
DEGUSSA        4985 Degussa-AJ (shanghai) Initiators    No. 50 Yanchang Road, 200700,          Chemical Company
                    Co. Ltd.                            Shanghai, CN
-----------------------------------------------------------------------------------------------------------------------------------
DEGUSSA        4634 Degussa-Huls Lda.                   2135-114, Samora Correia, PT           Distributes specialty chemicals
-----------------------------------------------------------------------------------------------------------------------------------
DEGUSSA        4719 Degussa-Huls Metals GmbH            DE                                     Manages own investments
-----------------------------------------------------------------------------------------------------------------------------------
DEGUSSA        4563 Deutsche Gasru(beta)werke GmbH      Weidenstr. 70-72, 44147, Dortmund, DE  Chemical Company
-----------------------------------------------------------------------------------------------------------------------------------
DEGUSSA        4736 DH Erste Vermogensverwaltungs-GmbH  Paul-Baumann-Str. 1, 45764, Marl, DE   Chemical Company
-----------------------------------------------------------------------------------------------------------------------------------
DEGUSSA        4737 DH Zweite Vermogensverwaltungs-GmbH Rodenbacher Chaussee 4, 63457, Hanau,  Chemical Company
                                                        DE
-----------------------------------------------------------------------------------------------------------------------------------
DEGUSSA        8491 DSL. Japan Co., Ltd.                2-3-1, Nishi Shinjuku, 163-0938,       Chemical Company
                                                        Shinjuku-ku, Tokyo, JP
-----------------------------------------------------------------------------------------------------------------------------------
DEGUSSA        4114 E Ink Corporation                   US
-----------------------------------------------------------------------------------------------------------------------------------
DEGUSSA        8133 Edelsoja GmbH                       Ausschlager Elbdeich 62, 20539,        Chemical Company
                                                        Hamburg, DE
-----------------------------------------------------------------------------------------------------------------------------------
DEGUSSA        4950 EG Pension Trustees Ltd             6 Water End Barns, MK17 9EA,           Holding Company
                                                        Eversholt, Beds, GB
-----------------------------------------------------------------------------------------------------------------------------------
DEGUSSA        4969 Egesil Kimya Sanayi ve Ticaret A.S. Cendere yolu 16 Kagithane, 34406,      In Liquidation
                                                        Istanbul, TR
-----------------------------------------------------------------------------------------------------------------------------------
DEGUSSA        4852 EGL Ltd.                            66 Wigmore Street, W1U 2HQ, London,    Pension scheme trustee
                                                        UK, GB
-----------------------------------------------------------------------------------------------------------------------------------
DEGUSSA        8134 Elektro-Thermit GmbH                Colditzstr. 33, 12099, Berlin, DE      Conducts activities related to
                                                                                               specialty chemicals
-----------------------------------------------------------------------------------------------------------------------------------
DEGUSSA        4759 ELEMICA Holdings Limited            GB
-----------------------------------------------------------------------------------------------------------------------------------
DEGUSSA        4023 Ergonett AG                         HU
-----------------------------------------------------------------------------------------------------------------------------------
DEGUSSA        4568 ESCA                                Tolzer Strasse 30, 82031, Grunwald,    Chemical Company
                    Grundstucks-Verwaltungsgesellschaft DE
                    KG
-----------------------------------------------------------------------------------------------------------------------------------
DEGUSSA        8135 ESM (Tianjin) Co. Ltd.              He Ping District, 300074, 300074, CN   Chemical Company
-----------------------------------------------------------------------------------------------------------------------------------
DEGUSSA        8136 ESM Group, Inc.                     Amherst, 14226, Amherst,  New York,    Chemical Company
                                                        US
-----------------------------------------------------------------------------------------------------------------------------------
DEGUSSA        8403 ESM Holding Inc.                    300 Corporate Parkway, 216 N, 14226,   Chemical Company
                                                        Amherst - New York, US
-----------------------------------------------------------------------------------------------------------------------------------
DEGUSSA        8402 ESM II LP                           300 Corporate Parkway, 216 N, 14226,   Chemical Company
                                                        Amherst - New York, US
-----------------------------------------------------------------------------------------------------------------------------------
DEGUSSA        8139 ESM II, Inc.                        300 Corporate Parkway, 216 N, 14226,   Holding Company
                                                        Amherst, New York, US
-----------------------------------------------------------------------------------------------------------------------------------
DEGUSSA        8404 ESM Manufacturing Inc.              300 Corprrate Parkway, 216 N,          Chemical Company
                                                        Amherst - New York 14226, US
-----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
DEGUSSA        8405 ESM Manufacturing LP                300 Corporate Parkway, 216 N, 14226,   Chemical Company
                                                        Amherst -  New York, US
-----------------------------------------------------------------------------------------------------------------------------------
DEGUSSA        8142 ESM Metallurgical Products Inc.     1000 Regional Road #3, Ontario NOA     Chemical Company
                                                        1LO, CA
-----------------------------------------------------------------------------------------------------------------------------------
DEGUSSA        8490 European Oxo GmbH                   Otto-Roelen-Str. 3, 46147,             Chemical Company
                                                        Oberhausen, DE
-----------------------------------------------------------------------------------------------------------------------------------
DEGUSSA        4795 European Pipeline Development       NL
                    Company
-----------------------------------------------------------------------------------------------------------------------------------
DEGUSSA        4976 Evode Schwaab Pulverlack GmbH &     Kanalstra(beta)e 17-19, 76356,         Chemical Company
                    Co. KG (i.L.)                       Weingarten, DE
-----------------------------------------------------------------------------------------------------------------------------------
DEGUSSA        4015 Faserwerke Huls GmbH                Paul-Baumann-Str. 1, 45772, Marl, DE   Property Manager; Construction
                                                                                               Company
-----------------------------------------------------------------------------------------------------------------------------------
DEGUSSA        8148 Feb Ltd.                            Swinton Hall Road, Swinton, M27 4DT,   Chemical Company
                                                        Manchester, GB
-----------------------------------------------------------------------------------------------------------------------------------
DEGUSSA        4521 FERMAS s.r.o.                       Priboj 335, 97613, Slovenska L'upca /  Chemical Company
                                                        Slovakia, SK
-----------------------------------------------------------------------------------------------------------------------------------
DEGUSSA        8413 Gamma Verwaltungsgesellschaft mbH   Dr. Albert Frank-Str. 32, 83308,       Produces and develops amino-acids
                                                        Trostberg, DE
-----------------------------------------------------------------------------------------------------------------------------------
DEGUSSA        8150 Goldschmidt AG                      Goldschmidtstr. 100, 45127, Essen, DE  Develops and produces chemical products and technical equipment
-----------------------------------------------------------------------------------------------------------------------------------
DEGUSSA        8151 Goldschmidt Alkyl Speciality        400 703, Mumbai, IN
                    Chemicals Pvt. Ltd.
-----------------------------------------------------------------------------------------------------------------------------------
DEGUSSA        8238 Goldschmidt Benelux N.V.  S.A.      Avenue de Capucines 1, 1030, Brussel,  Conducts activities related to
                                                        BE                                     specialty chemicals
-----------------------------------------------------------------------------------------------------------------------------------
DEGUSSA        8152 Goldschmidt Chemical Corp.          914 East Randolph Road, 23860,         Chemical Company
                                                        Hopewell, VA 23860 /  USA, US
-----------------------------------------------------------------------------------------------------------------------------------
DEGUSSA        8153 Goldschmidt Chemical South East     #07-18 Nordic European Centre,         Conducts activities related to
                    Asia Pte. Ltd.                      609927, Singapur / SGP, SG             specialty chemicals
-----------------------------------------------------------------------------------------------------------------------------------
DEGUSSA        8154 Goldschmidt Espana S.A.             Avda. Sant Julia, 156-166, 8400,       Chemical Company
                                                        Granollers, ES
-----------------------------------------------------------------------------------------------------------------------------------
DEGUSSA        8155 Goldschmidt France S.A.S.           3 Avenue de Chaumes ZAO, 78180,        Chemical Company
                                                        Montigny le Bretonneux, FR
-----------------------------------------------------------------------------------------------------------------------------------
DEGUSSA        8156 Goldschmidt Industrial Chemical     941 Robinson Highway, PA 15057,        Chemical Company
                    Corp.                               McDonald - Pittsburgh, US
-----------------------------------------------------------------------------------------------------------------------------------
DEGUSSA        8355 Goldschmidt Industrias Quimicas     Rua Theodor Goldschmidt No. 15,        Chemical Company
                    Ltda.                               07140-903 Guarulhos, BR
-----------------------------------------------------------------------------------------------------------------------------------
DEGUSSA        8157 Goldschmidt Italia S.r.l.           Via Falconera 7, 26025, Cremona, IT    Conducts activities related to
                                                                                               specialty chemicals
-----------------------------------------------------------------------------------------------------------------------------------
DEGUSSA        8356 Goldschmidt Korea Ltd.              Yeongdeungpo-Ku, 150-010, Seoul, KR    Chemical Company
-----------------------------------------------------------------------------------------------------------------------------------
DEGUSSA        8158 Goldschmidt Ltd.                    Chippenham Drive, Kingston, MK10 0AF,
                                                        Milton Keynes, Bucks., GB
-----------------------------------------------------------------------------------------------------------------------------------
DEGUSSA        8357 Goldschmidt Pacific Ltd.            169 Electric Road, North Point,        Chemical Company
                                                        Hongkong, CN
-----------------------------------------------------------------------------------------------------------------------------------
DEGUSSA        8358 Goldschmidt Pacific Ltd. Taiwan     Min Sheng East Road, Sec. 5, 105,      Conducts activities related to
                    Branch                              Taipei/Taiwan. R.O.C., TW              specialty chemicals
-----------------------------------------------------------------------------------------------------------------------------------
DEGUSSA        8159 Goldschmidt Quimica de Mexico S.A.  Eje 110 Sin Numero, 366, San Luis      Chemical Company
                    de C.V.                             Potosi / MEX, MX
-----------------------------------------------------------------------------------------------------------------------------------
DEGUSSA        8160 Goldschmidt Rewo GmbH & Co KG       Max-Wolf-Strasse 7, 36396, Steinau an  Chemical Company
                                                        der Strasse, DE
-----------------------------------------------------------------------------------------------------------------------------------
DEGUSSA        8161 Goldschmidt Rewo Verwaltungs-GmbH   Max-Wolf-Strasse 7, 36396, Steinau an  Conducts activities related to
                                                        der Strasse, DE                        specialty chemicals
-----------------------------------------------------------------------------------------------------------------------------------
DEGUSSA        8359 Goldschmidt Scandinavia A/S         Gammelgaardswej 87 B, 3520, Farum, DK  Chemical Company
-----------------------------------------------------------------------------------------------------------------------------------
DEGUSSA        8164 Goldschmidt SKW Surfactants GmbH    Goldschmidtstr. 100, 45127, Essen, DE  Conducts activities related to specialty chemicals
-----------------------------------------------------------------------------------------------------------------------------------
DEGUSSA        8260 Goldschmidt Sumi Asih, PT.          Jl. Cempaka-Jatimulya  km38, 17510,    Inactive
                                                        Bekasi Timur, ID
-----------------------------------------------------------------------------------------------------------------------------------
DEGUSSA        8165 Goldschmidt TIB GmbH                Muhlheimer Strasse 16-22, 68219,       Chemical Company
                                                        Mannheim, DE
-----------------------------------------------------------------------------------------------------------------------------------
DEGUSSA        8158 Goldschmidt UK Ltd.                 Chippenham Drive, Kingston, MK10 0AF,  Conducts activities related to
                                                        Milton Keynes, Bucks., GB              specialty chemicals
-----------------------------------------------------------------------------------------------------------------------------------
DEGUSSA        8419 Gorapur GmbH                        Rudolf-Diesel-Str. 3, 19243,           Chemical Company
                                                        Wittenburg, DE
-----------------------------------------------------------------------------------------------------------------------------------
DEGUSSA        8167 Guangzhou MBT Co. Ltd.              No. 4 Guang Wei Road, 510030,          Chemical Company
                                                        Guangzhou, CN
-----------------------------------------------------------------------------------------------------------------------------------
DEGUSSA        8168 Hachiyo Consultant  Co. Ltd.        Minatoku, 106-0032, Tokyo / J, JP      Chemical Company
-----------------------------------------------------------------------------------------------------------------------------------
DEGUSSA        4570 HD Ceracat GmbH                     D-60287, Frankfurt am Main, DE         Chemical Company
-----------------------------------------------------------------------------------------------------------------------------------
DEGUSSA        4572 Hessische Industriemull             DE
                    Gesellschaft mbH
-----------------------------------------------------------------------------------------------------------------------------------
DEGUSSA        8171 Hoeka B.V.                          5750 AB, Deurne / NL, NL               Chemical Company
-----------------------------------------------------------------------------------------------------------------------------------
DEGUSSA         442 Huls (U.K.) Ltd.                    Winterton Way, SK11 0LP,               Chemical Company
                                                        Macclesfield, Cheshire, GB
-----------------------------------------------------------------------------------------------------------------------------------
DEGUSSA         965 Huls Nordic AB                      Drottninggatan 26, S - 2021, Malmo,    Inactive
                                                        SE
-----------------------------------------------------------------------------------------------------------------------------------
DEGUSSA        4045 Huls Service GmbH                   Paul-Baumann-Str. 1, 45764, Marl, DE   Chemical Company
-----------------------------------------------------------------------------------------------------------------------------------
DEGUSSA        4046 Indaver N.V.                        NL
-----------------------------------------------------------------------------------------------------------------------------------
DEGUSSA        8235 Industriepark Munchsmunster GmbH &  DE                                     Chemical Company
                    Co. KG
-----------------------------------------------------------------------------------------------------------------------------------
DEGUSSA        8445 Industriepark Munchsmunster         DE                                     Provides technical and analytical
                    Verwaltungs GmbH                                                           services for Degussa operations
-----------------------------------------------------------------------------------------------------------------------------------
DEGUSSA        4739 Industriepark Wolfgang GmbH         Rodenbacher Chausee, 63457, Hanau, DE  Inactive
-----------------------------------------------------------------------------------------------------------------------------------
DEGUSSA        4087 Infracor GmbH                       Paul-Baumann-Str. 1, 45764, Marl, DE   Provides technical and analytical
                                                                                               services for Degussa operations
-----------------------------------------------------------------------------------------------------------------------------------
DEGUSSA        4741 Infracor Lager- und Speditions-GmbH Paul-Baumann-Str. 1, 45772, Marl, DE   Chemical Company
-----------------------------------------------------------------------------------------------------------------------------------
DEGUSSA        4523 Insilco Ltd.                        3rd Floor, Thapar House, 124 Janpath,  Provides delivery and logistics
                                                        110001, New Delhi, IN                  services
-----------------------------------------------------------------------------------------------------------------------------------
DEGUSSA        4879 Inspec Deutschland (Holdings) GmbH  Gutenberg Str. 2, 69221, Dossenheim,   Chemical Company
                                                        DE
-----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
DEGUSSA        4821 Inspec Fibres Ges.m.b.H.            Werkstra(beta)e 3, 4860, Austria, AT   Chemical Company
-----------------------------------------------------------------------------------------------------------------------------------
DEGUSSA        4872 Inspec Finance BV                   Hettenheuvelweg 37-39, 1101 BM,        Chemical Company
                                                        Amsterdam, NL
-----------------------------------------------------------------------------------------------------------------------------------
DEGUSSA        4857 Inspec Finance Ltd.                 Chippenham Drive, MK10 0AF, Kingston,  Chemical Company
                                                        Milton Keynes, GB
-----------------------------------------------------------------------------------------------------------------------------------
DEGUSSA        4842 Inspec Fine Chemicals Ltd.          Knottingley, WF11 8BN, West            Holding Company
                                                        Yorkshire, U.K., GB
-----------------------------------------------------------------------------------------------------------------------------------
DEGUSSA        4822 Inspec Foams Inc.                   1560 Highway 371 South, 71754,         In Liquidation
                                                        Magnolia - Arkansas 71754-0099, US
-----------------------------------------------------------------------------------------------------------------------------------
DEGUSSA        4871 Inspec Group BV                     Hettenheuvelweg 37-39, 1101 BM,        Pension scheme trustee
                                                        Amsterdam, NL
-----------------------------------------------------------------------------------------------------------------------------------
DEGUSSA        4856 Inspec Invesco Ltd.                 Chippenham Drive, MK10 0AF, Kingston,  Inactive
                                                        Milton Keynes, GB
-----------------------------------------------------------------------------------------------------------------------------------
DEGUSSA        4877 Inspec Marketing GmbH               Gutenberg-Str. 2, 69221, Dossenheim,   Holding Company
                                                        DE
-----------------------------------------------------------------------------------------------------------------------------------
DEGUSSA        4873 Inspec Nederland (Holdings) BV      Hettenheuvelweg 37-39, 1101 BM,        Holding Company
                                                        Amsterdam, NL
-----------------------------------------------------------------------------------------------------------------------------------
DEGUSSA        4575 ISF Internationale Schule           DE
                    Frankfurt-Rhein-Main GmbH & Co. KG
-----------------------------------------------------------------------------------------------------------------------------------
DEGUSSA        4790 its.on Corporation                  379 Interpace Parkway, Parsippany,     Provider of Information Technology
                                                        US                                     Services
-----------------------------------------------------------------------------------------------------------------------------------
DEGUSSA        4953 its.on GmbH & Co. KG                Paul-Baumann Stra(beta)e 1, 45764,     Produces silicic acid
                                                        Marl, DE
-----------------------------------------------------------------------------------------------------------------------------------
DEGUSSA        4954 its.on Verwaltungs-GmbH             Paul-Baumann Stra(beta)e 1, 45772,     Provider of Information Technology
                                                        Marl, DE                               Services
-----------------------------------------------------------------------------------------------------------------------------------
DEGUSSA        4829 Jayhawk Fine Chemicals Corporation  PO Box 247, Galena - KS 66739, US      Chemical Company
-----------------------------------------------------------------------------------------------------------------------------------
DEGUSSA        4530 JJ-Degussa Chemicals (S) Pte. Ltd.  SG                                     Executive shareholder of BHS
                                                                                               Liegenschaften GmbH & Co KG
-----------------------------------------------------------------------------------------------------------------------------------
DEGUSSA        4549 JJ-Degussa Chemicals (T) Ltd.       TH                                     Marketing Company
-----------------------------------------------------------------------------------------------------------------------------------
DEGUSSA        4973 Joint Solar Silicon GmbH & Co, KG   Berthelsdorfer Stra(beta)e 111 A,      Chemical Company
                                                        9599, Freiberg, DE
-----------------------------------------------------------------------------------------------------------------------------------
DEGUSSA        4972 Joint Solar Silicon                 Berthelsdorfer Str. 111 A, 9599,       Chemical Company
                    Verwaltungs-GmbH                    Freiberg, DE
-----------------------------------------------------------------------------------------------------------------------------------
DEGUSSA        8184 Jordanian Swiss Company for         Al Madinah Al Monawarah Street,        Chemical Company
                    Manufactoring and Marketing         11118, Amman / JO, JO
                    Construction Chemicals Ltd.
-----------------------------------------------------------------------------------------------------------------------------------
DEGUSSA         399 KMV Vermogensverwaltungs-GmbH       Paul-Baumann-Str. 1, 45764, Marl, DE
-----------------------------------------------------------------------------------------------------------------------------------
DEGUSSA        4503 Kommanditgesellschaft Deutsche      Weidenstr. 70-72, 44147, Dortmund, DE  Manages own investments
                    Gasru(beta)werke GmbH & Co.
-----------------------------------------------------------------------------------------------------------------------------------
DEGUSSA        4551 Korea Carbon Black Co., Ltd.        94, Kalson-I Dong, 403-081,            Produces and sells carbon black
                                                        Bupyong-Gu, Incheon/KOREA, KR
-----------------------------------------------------------------------------------------------------------------------------------
DEGUSSA        4655 Kraftwerk Ryburg-Schworstadt AG     CH
-----------------------------------------------------------------------------------------------------------------------------------
DEGUSSA        4865 Laporte BV                          Hettenheuvelweg 37-39, 1101 BM,        Holding Company
                                                        Amsterdam, NL
-----------------------------------------------------------------------------------------------------------------------------------
DEGUSSA        4869 Laporte Chemicals BV                Hettenheuvelweg 37-39, 1101 BM,        In Liquidation
                                                        Amsterdam, NL
-----------------------------------------------------------------------------------------------------------------------------------
DEGUSSA        4846 Laporte Chemicals Ltd.              Chippenham Drive, MK10 0AF, Kingston,  Holding Company
                                                        Milton Keynes, GB
-----------------------------------------------------------------------------------------------------------------------------------
DEGUSSA        4889 Laporte do Brasil Ltda.             BR                                     Production and Sales of Organic
                                                                                               Peroxides
-----------------------------------------------------------------------------------------------------------------------------------
DEGUSSA        4862 Laporte Group Inc.                  8545 South East Jayhawk Drive, 66739,  Chemical Company
                                                        Galena - Kansas, US
-----------------------------------------------------------------------------------------------------------------------------------
DEGUSSA        4952 Laporte Group Pension Trustees Ltd. 6 Water End Barns, MK10 0AF,           Produces and sells peroxide
                                                        Eversholt, Beds, GB
-----------------------------------------------------------------------------------------------------------------------------------
DEGUSSA        4868 Laporte Industries BV               Hettenheuvelweg 37-39, 1101 BM,        Chemical Company
                                                        Amsterdam, NL
-----------------------------------------------------------------------------------------------------------------------------------
DEGUSSA        4843 Laporte Industries Ltd. Group       Winterton Way, SK11 0LP,               Inactive
                    Services                            Macclesfield, Cheshire, GB
-----------------------------------------------------------------------------------------------------------------------------------
DEGUSSA        4850 Laporte Invesco Limited             Chippenham Drive, MK10 0AP, Kingston,  Chemical Company
                                                        Milton Keynes, GB
-----------------------------------------------------------------------------------------------------------------------------------
DEGUSSA        4883 Laporte Ireland Ltd. (i.L.)         Tara Street, Dublin 2, GB              Holding Company
-----------------------------------------------------------------------------------------------------------------------------------
DEGUSSA        4915 Laporte Mats Barrow                 Chippenham Drive, MK10 0AF, Kingston,
                                                        Milton Keynes, GB
-----------------------------------------------------------------------------------------------------------------------------------
DEGUSSA        4864 Laporte Nederland BV                Hettenheuvelweg 37-39, 1101 BM,        Finance Company
                                                        Amsterdam, NL
-----------------------------------------------------------------------------------------------------------------------------------
DEGUSSA        4863 Laporte Nederland Holding BV        Hettenheuvelweg 37-39, 1101 BM,        Chemical Company
                                                        Amsterdam, NL
-----------------------------------------------------------------------------------------------------------------------------------
DEGUSSA        4951 Laporte Nominees Ltd.               Chippenham Drive, MK10 0AF, Kingston,  Inactive
                                                        Milton Keynes, GB
-----------------------------------------------------------------------------------------------------------------------------------
DEGUSSA        4841 Laporte North America Ltd.          Gin House Lane, S61 4QH, Rotherham,    Dormant
                                                        South Yorkshire, GB
-----------------------------------------------------------------------------------------------------------------------------------
DEGUSSA        4919 Laporte Organisation Ltd. (i.L.)    PO Box 695, 8 Salisbury Square, EC4Y   Chemical Company
                                                        8BB, London, GB
-----------------------------------------------------------------------------------------------------------------------------------
DEGUSSA        4922 Laporte Properties Limited          Chippenham Drive, MK10 0AF, Kingston,  Chemical Company
                                                        Milton Keynes, GB
-----------------------------------------------------------------------------------------------------------------------------------
DEGUSSA        4974 Laporte Quest Trustees Ltd.         Chippenham Drive, MK10 0AF, Kingston,  Pension scheme trustee
                                                        Milton Keynes, GB
-----------------------------------------------------------------------------------------------------------------------------------
DEGUSSA        4874 Laporte SA (i.L.)                   CH                                     Holding Company
-----------------------------------------------------------------------------------------------------------------------------------
DEGUSSA        4866 Laporte Services BV                 Hettenheuvelweg 37-39, 1101 BM,        Finance Company
                                                        Amsterdam, NL
-----------------------------------------------------------------------------------------------------------------------------------
DEGUSSA        4867 Laporte Specialities BV             Hettenheuvelweg 37-39, 1101 BM,        Chemical Company
                                                        Amsterdam, NL
-----------------------------------------------------------------------------------------------------------------------------------
DEGUSSA        4816 Laporte Speciality Organics Inc.    500 International Drive, NJ  0782,     Chemical Company
                                                        Mt. Olive, US
-----------------------------------------------------------------------------------------------------------------------------------
DEGUSSA        4855 Laporte Speciality Organics Limited Chippenham Drive, MK10 0AF, Kingston,  Inactive
                                                        Milton Keynes, GB
-----------------------------------------------------------------------------------------------------------------------------------
DEGUSSA        4827 Laporte TBS Ltd. (i.L.)             International Financial Service,       In Liquidation
                                                        Dublin 1, IE
-----------------------------------------------------------------------------------------------------------------------------------
DEGUSSA        4878 Laporte Vertriebs GmbH              Gutenberg Str. 2, 69221, Dossenheim,   Chemical Company
                                                        DE
-----------------------------------------------------------------------------------------------------------------------------------
DEGUSSA        4661 Leukon AG                           Vulkanstrasse 110, CH-8048, Zurich,    Produces and sells carbon black
                                                        CH
-----------------------------------------------------------------------------------------------------------------------------------
DEGUSSA        8446 Lig Ace Co. Ltd.                    Fukui Pref. 910-0023, Fukui City, JP   Chemical Company
-----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
DEGUSSA        8190 Liquiment Linz Ges. m.b.H.          St-Peter-Strasse 25, 4021 Linz, AT     Chemical Company
-----------------------------------------------------------------------------------------------------------------------------------
DEGUSSA        8463 Lucas Meyer Ltda (i.L.)             Sala 172, Centro 13013-160 Campinas,   Chemical Company
                                                        Sao Paulo, BR
-----------------------------------------------------------------------------------------------------------------------------------
DEGUSSA        8201 MAC Beton Hellas S.A.               Omirou 8 & Panepistimiou, 10564        Chemical Company
                                                        Athen / GR, GR
-----------------------------------------------------------------------------------------------------------------------------------
DEGUSSA        8202 MAC Modern Advanced Concrete S.p.A. Casella 278, 31100, Treviso / I, IT    Chemical Company
-----------------------------------------------------------------------------------------------------------------------------------
DEGUSSA        4958 Maestrale Construzioni s.r.l.       IT                                     Chemical Company
-----------------------------------------------------------------------------------------------------------------------------------
DEGUSSA        4663 Manox Limited                       Winterton Way, SK11 0LP,               Chemical Company
                                                        Macclesfield, Cheshire, UK, GB
-----------------------------------------------------------------------------------------------------------------------------------
DEGUSSA        8204 Master Builders OY                  Lyhtytie 3, 11710, Riihimaki, FI       Chemical Company
-----------------------------------------------------------------------------------------------------------------------------------
DEGUSSA        8205 Master Builders PCI B. V.           Karolusstraat 3, Postbus 132, 4900     Chemical Company
                                                        AC, Oosterhout / NL, NL
-----------------------------------------------------------------------------------------------------------------------------------
DEGUSSA        8206 Master Builders S.A./N.V.           Nijverheidsweg 89, 3945, Ham, BE       Chemical Company
-----------------------------------------------------------------------------------------------------------------------------------
DEGUSSA        8208 Master Builders Technologies        120-124 Texaco Road, Tsuen Wan,        Chemical Company
                    (Honkong) Ltd.                      N.T., Hong Kong / HK, HK
-----------------------------------------------------------------------------------------------------------------------------------
DEGUSSA        8393 Master Builders Technologies Egypt  94, Shehab Street, Mohandessin,        Chemical Company
                    for Construction Chemicals SAE      Giza, EG
-----------------------------------------------------------------------------------------------------------------------------------
DEGUSSA        8209 Master Builders Technology (MBT)    Turbhe, 400 613, Navi Mumbai, IN       Trading Company
                    India Private Limited
-----------------------------------------------------------------------------------------------------------------------------------
DEGUSSA        8210 Master Builders, Inc.               23700 Chagrin Boulevard, Cleveland -   Chemical Company
                                                        Ohio 44122 / USA, US
-----------------------------------------------------------------------------------------------------------------------------------
DEGUSSA        8302 Maxens GmbH                         Dr.-Albert-Frank-Stra(beta)e 32,       Chemical Company
                                                        83308, Trostberg, DE
-----------------------------------------------------------------------------------------------------------------------------------
DEGUSSA        8478 MBT & Co. LLC                       Sultanate of Oman, OM                  In Liquidation
-----------------------------------------------------------------------------------------------------------------------------------
DEGUSSA        8211 MBT (Australia) Pty. Ltd.           11 Stanton Road, Seven Hills NSW       Chemical Company
                                                        2147 / AUS, AU
-----------------------------------------------------------------------------------------------------------------------------------
DEGUSSA        8212 MBT (Malaysia) Sdn. Bhd.            Klang, 41050, MAL-Selangor Darul       Chemical Company
                                                        Ehsan, MY
-----------------------------------------------------------------------------------------------------------------------------------
DEGUSSA        8213 MBT (New Zealand) Ltd.              Albany, North Harbour, Auckland, NZ    Chemical Company
-----------------------------------------------------------------------------------------------------------------------------------
DEGUSSA        8214 MBT (Philippines) Inc.              1600, Paig City, PH                    Chemical Company
-----------------------------------------------------------------------------------------------------------------------------------
DEGUSSA        8215 MBT (Schweiz) AG                    Vulkanstrasse 110, 8048 Zurich / CH,   Chemical Company
                                                        CH
-----------------------------------------------------------------------------------------------------------------------------------
DEGUSSA        8216 MBT (Singapore) Pte. Ltd.           No. 33 Tuas Avenue 11, 639090          Chemical Company
                                                        Singapur / SGP, SG
-----------------------------------------------------------------------------------------------------------------------------------
DEGUSSA        8217 MBT (Taiwan) Co. Ltd.               Chung Cheng East Road, Section 2,      Chemical Company
                                                        Tanshui, Taipei Hsien 251, Taiwan,
                                                        R.O.C., TW
-----------------------------------------------------------------------------------------------------------------------------------
DEGUSSA        8219 MBT (Vietnam) Ltd.                  Tuan An District, Binh Duong           Chemical Company
                                                        Province, VN
-----------------------------------------------------------------------------------------------------------------------------------
DEGUSSA        8220 MBT Argentina S.A.                  Darragueira 38, B1609HDB, Boulogne,    Chemical Company
                                                        Province of Buenos Aires, AR
-----------------------------------------------------------------------------------------------------------------------------------
DEGUSSA        8221 MBT Austria Bauchemie Ges.m.b.H.    Peter-Rosegger-Stra(beta)e 101,        Chemical Company
                                                        Krieglach / A, AT
-----------------------------------------------------------------------------------------------------------------------------------
DEGUSSA        8222 MBT Bautechnik GmbH                 Dr.-Albert-Frank-Strasse 32, 83308,    Chemical Company
                                                        Trostberg, DE
-----------------------------------------------------------------------------------------------------------------------------------
DEGUSSA        8223 MBT Brasil Industria e. Comercio    Rua Costa Barros 3089, Sao Paulo, SP   Chemical Company
                    Ltda.                               03210-001, BR
-----------------------------------------------------------------------------------------------------------------------------------
DEGUSSA        8265 MBT Carribbean, Inc.                23700 Chagrin Boulevard, Cleveland -   Chemical Company
                                                        OH 44122-5554 / USA, US
-----------------------------------------------------------------------------------------------------------------------------------
DEGUSSA        8224 MBT Cayman Islands                  North Curch Street, George Town,       Chemical Company
                                                        Grand Cayman/Cayman Isl., CI
-----------------------------------------------------------------------------------------------------------------------------------
DEGUSSA        8225 MBT Chile Ltda.                     Rio Palena # 9665, Pudahuel, Santiago  Chemical Company
                                                        de Chile / CL, CL
-----------------------------------------------------------------------------------------------------------------------------------
DEGUSSA        8226 MBT Colombia S.A.                   Calle 76 Nro. 13-27, Santafe de        Chemical Company
                                                        Bogota / CO, CO
-----------------------------------------------------------------------------------------------------------------------------------
DEGUSSA        8227 MBT de Venezuela S.A.               Avda Libertador, Torre Sur Oeste,      Chemical Company
                                                        PH03, La Florida Caracas 1050, VE
-----------------------------------------------------------------------------------------------------------------------------------
DEGUSSA        8229 MBT France S.A.S.                   10 Rue des Cevennes, 91090, Lisses,    Chemical Company
                                                        Evry, Cedex, FR
-----------------------------------------------------------------------------------------------------------------------------------
DEGUSSA        8447 MBT Holding (Thailand) Ltd.         Khet Yannawa, Bangkok Metropolis       Chemical Company
                                                        10120, Thailand, TH
-----------------------------------------------------------------------------------------------------------------------------------
DEGUSSA             MBT Intl. UGC Norway
-----------------------------------------------------------------------------------------------------------------------------------
DEGUSSA        8188 MBT Korea Co., Ltd.                 Kyunggi-Do, 456-840, Ansung-City, KR   Chemical Company
-----------------------------------------------------------------------------------------------------------------------------------
DEGUSSA             MBT Laticrete AS
-----------------------------------------------------------------------------------------------------------------------------------
DEGUSSA        8232 MBT Mexico S.A. de C.V.             3er Piso, 53390 Naucalpan/ Edo de      Chemical Company
                                                        Mexico, MX
-----------------------------------------------------------------------------------------------------------------------------------
DEGUSSA        8433 MBT Middle East LLC                 Jebel Ali - Al Hibab Road, Jebel Ali   Chemical Company
                                                        IndustriaI Area/ Dubai UAE, AE
-----------------------------------------------------------------------------------------------------------------------------------
DEGUSSA        8233 MBT Mining & Tunneling Products     11 Pullinger Street, 1780,             Chemical Company
                    (Pty.) Ltd.                         Westonaria/South Africa, ZA
-----------------------------------------------------------------------------------------------------------------------------------
DEGUSSA        8231 MBT Norge A/S                       Granerud Industriomraade, 2120,        Chemical Company
                                                        Sagstua / N, NO
-----------------------------------------------------------------------------------------------------------------------------------
DEGUSSA        8256 MBT Stavebni hmoty s.r.o.           K Majovu 1244, 537 01, Chrudim, CZ     Chemical Company
-----------------------------------------------------------------------------------------------------------------------------------
DEGUSSA        8465 MBT Trading SAE                     City of Giza, Governorate of Giza,     Chemical Company
                                                        EG
-----------------------------------------------------------------------------------------------------------------------------------
DEGUSSA        8410 MBT Unicon S.A.                     Av. Placido Jimenez 958, El Agustino,  Chemical Company
                                                        10, Lima, PE
-----------------------------------------------------------------------------------------------------------------------------------
DEGUSSA        4956 MedAvox srl                         Via Pisacane 7/B, 20016, Pero (MI),    Chemical Company
                                                        IT
-----------------------------------------------------------------------------------------------------------------------------------
DEGUSSA        8512 Meges Boya Sanayi Ve Ticaret A.S.   Kurtkoy Sanayi Caddesi No. 14, 34912   Chemical Company
                                                        Pendik - Istanbul, TR
-----------------------------------------------------------------------------------------------------------------------------------
DEGUSSA        4847 Micro Image Chemicals Limited       Chippenham Drive, MK10 0AF, Kingston,  Chemical Company
                                                        Milton Keynes, GB
-----------------------------------------------------------------------------------------------------------------------------------
DEGUSSA        4664 Mineracao Novo Astro S.A.           BR
-----------------------------------------------------------------------------------------------------------------------------------
DEGUSSA         680 MONACRIL S.L. (i.L.)                Plaza de la Alamda 35 bis 3a, 46023,   Chemical Company
                                                        Valencia, ES
-----------------------------------------------------------------------------------------------------------------------------------
DEGUSSA        4055 Moskau Stockhausen Perm AG          ul. Kirowogradskaja 16, 614101,        Chemical Company
                                                        Perm/Ural, RU
-----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
DEGUSSA         441 N.V. Huls Benelux S.A.              BE                                     Marketing Company
-----------------------------------------------------------------------------------------------------------------------------------
DEGUSSA        4955 Nanning Only-Time Rexim             No 39-1 Gucheng Road, 530022,          Chemical Company
                    Pharmaceutical Co. Ltd.             Nanning, Guangxi, P.R. China, CN
-----------------------------------------------------------------------------------------------------------------------------------
DEGUSSA        8240 NIGU Chemie GmbH                    Beuthener Strasse 2, 84478,            Inactive
                                                        Waldkraiburg, DE
-----------------------------------------------------------------------------------------------------------------------------------
DEGUSSA        4672 Nilok Chemicals Inc. (i.L.)         379 Interpace Parkway, NJ  0705,       Chemical Company
                                                        Parsippany, US
-----------------------------------------------------------------------------------------------------------------------------------
DEGUSSA        4161 NIPPON AEROSIL Co., Ltd.            2-3-1, Nishi-Shinjuku, Shinjuku-ku,    Holding and Management Company
                                                        163-0913, Tokyo, JP
-----------------------------------------------------------------------------------------------------------------------------------
DEGUSSA        8242 NMB Co Ltd.                         Minato-ku, 106-0032, Tokyo / J, JP     Chemical Company
-----------------------------------------------------------------------------------------------------------------------------------
DEGUSSA        8243 Nordisk Bygge Kemi A/S              Hallandsvej 1, 6230, Rodekro, DK       Chemical Company
-----------------------------------------------------------------------------------------------------------------------------------
DEGUSSA        4151 Nordisk Carbon Black AB             Kusthamnsgatan 1, S - 20213 Malmo,     Chemical Company
                                                        SE
-----------------------------------------------------------------------------------------------------------------------------------
DEGUSSA        4716 Nordisk Carbon Black Energie AB     P.O.Box 50341, S - 20213 Malmo, SE     Carbon black producer
-----------------------------------------------------------------------------------------------------------------------------------
DEGUSSA        4758 Novara Technology S.r.l.            4, Via G. Fauser, 28100, Novara, IT    Inactive
-----------------------------------------------------------------------------------------------------------------------------------
DEGUSSA        4984 OAO Ekotechnopark                   Bezirg Ramenskij, 140182, Moskauer     Chemical Company
                                                        Gebiet, RU
-----------------------------------------------------------------------------------------------------------------------------------
DEGUSSA        4679 Osterreichische Chemische Werke     Liesinger Flur-Gasse 2c, 1235, Wien,   Produces and sells various
                    Ges.m.b.H.                          AT                                     chemical products
-----------------------------------------------------------------------------------------------------------------------------------
DEGUSSA        4785 Oxeno Antwerpen N.V.                Tijsmanstunnel West, B-2040,           Producer of oxo-alcohols and
                                                        Antwerpen, BE                          derivatives
-----------------------------------------------------------------------------------------------------------------------------------
DEGUSSA        4085 Oxeno Olefinchemie GmbH             Paul-Baumann-Str. 1, 45772, Marl, DE   Engineering Company
-----------------------------------------------------------------------------------------------------------------------------------
DEGUSSA        4763 Oxxynova GmbH & Co. KG              Paul-Baumann-Str. 1, 45764, Marl, DE   Inactive
-----------------------------------------------------------------------------------------------------------------------------------
DEGUSSA        4970 Oxxynova Holding GmbH               Wei(beta)frauenstra(beta)e 9, 60287,   Chemical Company
                                                        Frankfurt am Main, DE
-----------------------------------------------------------------------------------------------------------------------------------
DEGUSSA        4764 Oxxynova Verwaltungsgesellschaft    Paul-Baumann-Str. 1, 45764, Marl, DE   Chemical processor
                    mbH
-----------------------------------------------------------------------------------------------------------------------------------
DEGUSSA        8247 P.T. MBT Indonesia                  Cikarang Industrial Estaste, 17530,    Chemical Company
                                                        Bekasi / West Java, ID
-----------------------------------------------------------------------------------------------------------------------------------
DEGUSSA        4180 Para-Chemie Ges.m.b.H.              Hauptstra(beta)e 53, 2440,             Chemical Company
                                                        Gramatneusiedl, AT
-----------------------------------------------------------------------------------------------------------------------------------
DEGUSSA        4511 PARAGLAS Sociedade de Acrilicos,    Apartado 10, P-2135-114 Samora         Chemical Company
                    Lda.                                Correia, PT
-----------------------------------------------------------------------------------------------------------------------------------
DEGUSSA        8249 PBI Realty Corporation              28-C Ayala Life FGU Center, 6811       Chemical Company
                                                        Ayala Avenue, Makati City, PH
-----------------------------------------------------------------------------------------------------------------------------------
DEGUSSA        8250 PCI Augsburg GmbH                   Piccardstr. 11, 86159, Augsburg, DE    Chemical Company
-----------------------------------------------------------------------------------------------------------------------------------
DEGUSSA        8251 PCI Bauprodukte AG                  Vulkanstrasse 110, CH-8048 Zurich,     Chemical Company
                                                        CH
-----------------------------------------------------------------------------------------------------------------------------------
DEGUSSA        8252 PCI Construction Systems Ltd.       Adair Way, Hebburn Tyne & Wear NE 31   Chemical Company
                                                        2HG, GB
-----------------------------------------------------------------------------------------------------------------------------------
DEGUSSA        8464 PCS Co., Ltd.                       Tokyo 106-0032, JP                     Chemical Company
-----------------------------------------------------------------------------------------------------------------------------------
DEGUSSA        4892 Perosa SA                           ES                                     Insurance Procurer
-----------------------------------------------------------------------------------------------------------------------------------
DEGUSSA        4834 Peroxid-Chemie GmbH &  Co. KG       Dr.-Gustav-Adolph-Str. 3, 82049,       Chemical Company
                                                        Pullach, DE
-----------------------------------------------------------------------------------------------------------------------------------
DEGUSSA        4941 Peroxid-Chemie Verwaltungs-GmbH     DE                                     Produces and sells peroxide
-----------------------------------------------------------------------------------------------------------------------------------
DEGUSSA        4891 Peroxide Chemicals (Pty.) Ltd.      CF                                     Chemical Company
-----------------------------------------------------------------------------------------------------------------------------------
DEGUSSA        4921 Peter Spence & Sons Limited         Chippenham Drive, MK10 0AF, Kingston,  Chemical Company
                                                        Milton Keynes, GB
-----------------------------------------------------------------------------------------------------------------------------------
DEGUSSA        8254 Philippines Bio-Industries Inc.     6811 Ayala Avenue, Makati City,        Chemical Company
                                                        Metro Manila, PH
-----------------------------------------------------------------------------------------------------------------------------------
DEGUSSA        4887 Plaskem Holdings Pty. Ltd.          North Sydney - NSW, 2060,              In Liquidation
                                                        Sydney/Australia, AU
-----------------------------------------------------------------------------------------------------------------------------------
DEGUSSA        8255 Pozzolith Bussan Ltd.               Tokyo 106-0032, JP                     Chemical Company
-----------------------------------------------------------------------------------------------------------------------------------
DEGUSSA        8454 Proligo Australia Ltd Pty           Military Road, NSW 2480, Lismore, AU   Chemical Company
-----------------------------------------------------------------------------------------------------------------------------------
DEGUSSA        8258 Proligo Biochemie GmbH              Georg-Heyken-Str. 14, 21147, Hamburg,  Biological, chemical, and
                                                        DE                                     pharmaceutical research and
                                                                                               development
-----------------------------------------------------------------------------------------------------------------------------------
DEGUSSA        8456 Proligo England Ltd. (i.L.)         GB                                     Chemical Company
-----------------------------------------------------------------------------------------------------------------------------------
DEGUSSA        8451 Proligo France SAS                  1 Rue Robert et Sonia Delaunay,        Biological, chemical, and
                                                        75011, Paris, FR                       pharmaceutical research and
                                                                                               development
-----------------------------------------------------------------------------------------------------------------------------------
DEGUSSA        4742 Proligo International GmbH          Georg-Heyken-Str. 14, 21147, Hamburg,  Markets chloride products
                                                        DE
------------------------------------------------------------------------------------------------------------------------------------
DEGUSSA        8453 Proligo Japan KK                    JP                                     Chemical Company
-----------------------------------------------------------------------------------------------------------------------------------
DEGUSSA        8259 Proligo LLC                         6200 Lookout Road, Boulder, CO 80301   Biological, chemical, and
                                                        USA, US                                pharmaceutical research and
                                                                                               development
-----------------------------------------------------------------------------------------------------------------------------------
DEGUSSA        8455 Proligo Singapore Ltd Pty           11 Biopolos Way, 138667, Singapore,    Chemical Company
                                                        SG
-----------------------------------------------------------------------------------------------------------------------------------
DEGUSSA        4582 PROMOS                              Tolzer Strasse 30, 82031, Grunwald,    Biological, chemical, and
                    Grundstucksverwaltungsgesellschaft  DE                                     pharmaceutical research and
                    KG                                                                         development
-----------------------------------------------------------------------------------------------------------------------------------
DEGUSSA        4713 Pulver Kautschuk Union GmbH         Paul-Baumann-Str. 1, 45764, Marl, DE   Property Manager; Construction
                                                                                               Company
-----------------------------------------------------------------------------------------------------------------------------------
DEGUSSA        4513 Qingdao Degussa Chemical Company    47 North Fuzhou Road, 266300,          Chemical Company
                    Ltd.                                Jiaozhou City, Qingdao, CN
-----------------------------------------------------------------------------------------------------------------------------------
DEGUSSA        4920 R + J Garroway Limited              Chippenham Drive, MK10 0AF, Kingston,  Chemical Company
                                                        Milton Keynes, GB
-----------------------------------------------------------------------------------------------------------------------------------
DEGUSSA        4819 Raylo Chemicals Inc.                1021 Hayter Road, T6S 1A1, Edmonton -  Chemical Company
                                                        Alberta, CA
-----------------------------------------------------------------------------------------------------------------------------------
DEGUSSA        8261 Reaku-Hobein GmbH                   Zum Degenhardt 17, 88662, Uberlingen,  Chemical Company
                                                        DE
-----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
DEGUSSA        4945 Redhill Investco 1 Ltd.             Chippenham Drive, MK10 0AF, Kingston,  Produces and sells peroxide
                                                        Milton Keynes, GB
-----------------------------------------------------------------------------------------------------------------------------------
DEGUSSA        8262 Relius Coatings Beteiligungs GmbH   Donnerschweer-Str. 372, 26123,         Engineering Company
                                                        Oldenburg, DE
-----------------------------------------------------------------------------------------------------------------------------------
DEGUSSA        8263 Relius Coatings GmbH & Co. KG       Donnerschweer-Str. 372, 26123,         Holding Company
                                                        Oldenburg, DE
-----------------------------------------------------------------------------------------------------------------------------------
DEGUSSA        8264 Relius Coatings Nederland B.V.      Geyserstraat 3-9, Postbox 88, 5750     Chemical Company
                                                        AB, Deurne, NL
-----------------------------------------------------------------------------------------------------------------------------------
DEGUSSA        8272 RELIUS France SAS                   10, Rue Michael Faraday, 67540,        Chemical Company
                                                        Ostwald, FR
-----------------------------------------------------------------------------------------------------------------------------------
DEGUSSA        4149 Rexim S.A.                          32, Place ronde, 92035, Paris La       Chemical Company
                                                        Defense, FR
-----------------------------------------------------------------------------------------------------------------------------------
DEGUSSA         339 ROHA B.V.                           Gildenstraat 4B, 3861 RG, NIJKERK, NL  Chemical Company
-----------------------------------------------------------------------------------------------------------------------------------
DEGUSSA         954 Rohacryl Inc.                       379 Interpace Parkway, Parsippany,     Produces and sells various
                                                        New Jersey  07054-0677, US             chemical products
-----------------------------------------------------------------------------------------------------------------------------------
DEGUSSA        4115 Rohm America LLC.                   2, Turner Place, 8855, Piscataway, NJ  In Liquidation
                                                        08855, US
-----------------------------------------------------------------------------------------------------------------------------------
DEGUSSA        4111 Rohm Beteiligungsgesellschaft mbH   Kirschenallee, 64293, Darmstadt, DE    Chemical producer
-----------------------------------------------------------------------------------------------------------------------------------
DEGUSSA         963 Rohm GmbH & Co. KG                  Kirschenallee, 64293, Darmstadt, DE    Holding Company
-----------------------------------------------------------------------------------------------------------------------------------
DEGUSSA         470 ROHM Ltd.                           GB                                     Chemical Company
-----------------------------------------------------------------------------------------------------------------------------------
DEGUSSA        4063 RohMax Additives GmbH               Kirschenallee, 64293, Darmstadt, DE    In Liquidation
-----------------------------------------------------------------------------------------------------------------------------------
DEGUSSA        4073 RohMax Canada Inc.                  12695 County Road 2, K0C 1X0,          Chemical Company
                                                        Morrisburg, Ontario, Canada, CA
-----------------------------------------------------------------------------------------------------------------------------------
DEGUSSA        4074 RohMax France SAS                   67630, Lauterbourg, FR                 Chemical Company
-----------------------------------------------------------------------------------------------------------------------------------
DEGUSSA        4075 RohMax USA Inc.                     723 Electronic Drive, Horsham, PA      Chemical Company
                                                        19044-2228, US
-----------------------------------------------------------------------------------------------------------------------------------
DEGUSSA        4105 RohMax Verwaltungsgesellschaft mbH  Kirschenallee, 64293, Darmstadt, DE    Chemical Company
-----------------------------------------------------------------------------------------------------------------------------------
DEGUSSA        8266 S.C.I.Z.S. i.L.                     10, Rue Michael Faraday, 67540,        Chemical Company
                                                        Ostwald, FR
-----------------------------------------------------------------------------------------------------------------------------------
DEGUSSA        4881 S.C.P.O.                            Dr.-Gustav-Adolph-Str. 3, 82049,       Produces and sells peroxide
                                                        Pullach, DE
-----------------------------------------------------------------------------------------------------------------------------------
DEGUSSA        8271 Samo S.r.L.                         Via Custodi 12, 28000, Novara, IT      Chemical Company
-----------------------------------------------------------------------------------------------------------------------------------
DEGUSSA        4853 Sarclear Ltd.                       Chippenham Drive, MK10 0AF, Kingston,  Chemical Company
                                                        Milton Keynes, GB
-----------------------------------------------------------------------------------------------------------------------------------
DEGUSSA        4743 Satia GmbH                          Lise-Meitner-Stra(beta)e 34, 85354,    Chemical Company
                                                        Freising, DE
-----------------------------------------------------------------------------------------------------------------------------------
DEGUSSA        8430 Saudi MBT for Building Materials    cross Street #125, 31952, Al Khobar /  Chemical Company
                    Co, Ltd                             Saudi Arabien, SA
-----------------------------------------------------------------------------------------------------------------------------------
DEGUSSA        8275 Shanghai Master Builders Co.Ltd.    Caohejing Development Area, 200233,    Chemical Company
                                                        Shanghai, CN
-----------------------------------------------------------------------------------------------------------------------------------
DEGUSSA        8398 Shanghai MBT & SCG High-Tech        No. 80 Lin Cang Road, 200245,          Chemical Company
                    Construction Chemicals  Co., Ltd.   Shanghai, CN
-----------------------------------------------------------------------------------------------------------------------------------
DEGUSSA        4684 Sherkate Rang Va Loab Iran (i.L.)   Avenue Afrigha - Ave Kish No. 20,      Chemical Company
                                                        IR
-----------------------------------------------------------------------------------------------------------------------------------
DEGUSSA        4506 SILQUIMICA S.A.                     km 5, E-01213, Zubillaga-Lantaron      Chemical Company
                                                        (Alava), ES
-----------------------------------------------------------------------------------------------------------------------------------
DEGUSSA        8449 SKW Bellegarde SAS                  70 rue de l'Industrie, 1200,           Holding Company
                                                        Bellegarde sur Valserine, FR
-----------------------------------------------------------------------------------------------------------------------------------
DEGUSSA        8303 SKW Chemicals (UK) Ltd.             GB                                     Produces and sells carbon black
-----------------------------------------------------------------------------------------------------------------------------------
DEGUSSA        8306 SKW Chemie-Technik GmbH             Dr. Albert Frank-Str. 32, 83308,       Inactive
                                                        Trostberg, DE
-----------------------------------------------------------------------------------------------------------------------------------
DEGUSSA        8432 SKW Giesserei-Technik GmbH          Fabrikstr. 2, 84579, Unterneukirchen,  Chemical Company
                                                        DE
-----------------------------------------------------------------------------------------------------------------------------------
DEGUSSA        8316 SKW Italia S.r.L. (i.L.)            Via dei Gardini 4, I-20025 Legnano     Chemical Company
                                                        MI, IT
-----------------------------------------------------------------------------------------------------------------------------------
DEGUSSA        8319 SKW Metallurgie AG                  Dr. Albert Frank-Str. 32, 83308,       Chemical Company
                                                        Trostberg, DE
-----------------------------------------------------------------------------------------------------------------------------------
DEGUSSA        4744 SKW Piesteritz Holding GmbH         Mollensdorfer Strasse 13, 6886,        Chemical Company
                                                        Lutherstadt Wittenberg, DE
-----------------------------------------------------------------------------------------------------------------------------------
DEGUSSA        8442 SKW Stahl Holding GmbH              Dr. -Albert-Frank-Str.32, 83308,       Inactive
                                                        Trostberg, DE
-----------------------------------------------------------------------------------------------------------------------------------
DEGUSSA        8314 SKW Stahl -Technik GmbH             Dr. Albert Frank-Str. 32, 83308,       Chemical Company
                                                        Trostberg, DE
-----------------------------------------------------------------------------------------------------------------------------------
DEGUSSA        8326 SKW Stickstoffwerke Piesteritz GmbH Mollensdorfer-Str.13, 6886,
                                                        Lutherstadt Wittenberg, DE
-----------------------------------------------------------------------------------------------------------------------------------
DEGUSSA        8330 SKW-MBT Construction Chemicals      69 Guiqing Road, 200233, Shanghai, CN  Chemical Company
                    (China) Co. Ltd.
-----------------------------------------------------------------------------------------------------------------------------------
DEGUSSA        8318 SKW-MBT Hungary Construction        Haros u. 11, 1222, Budapest, HU
                    Systems Production & Distribution
                    Co. Ltd.
-----------------------------------------------------------------------------------------------------------------------------------
DEGUSSA        8396 SKW-MBT Polska Sp. z o.o.           ul. Roosevelta 18, 60-829, Poznan, PL  Chemical Company
-----------------------------------------------------------------------------------------------------------------------------------
DEGUSSA        8395 SKW-MBT Slovensko s.r.o.            Ulica 1. maja 4, 1001, Zilina, SK      Chemical Company
-----------------------------------------------------------------------------------------------------------------------------------
DEGUSSA        8334 SKW-MBT Statybines Medziagos Ltd.   Butrimoniu 5, 50203, Kaunas, LT        Chemical Company
-----------------------------------------------------------------------------------------------------------------------------------
DEGUSSA        8493 Solvent Innovation GmbH             Alarichstra(beta)e 14-16, 50679,       Research & Development
                                                        Koln, DE
-----------------------------------------------------------------------------------------------------------------------------------
DEGUSSA        4880 Soprelec S.A.                       Quartier Valmy-32, place Ronde,        Chemical Company
                                                        92035, Paris La Defense, FR
-----------------------------------------------------------------------------------------------------------------------------------
DEGUSSA        8342 Splice Sleeve Ltd.                  Tokyo, JP                              Chemical Company
-----------------------------------------------------------------------------------------------------------------------------------
DEGUSSA        4854 St. Bernard Insurance Company       4-8 Circular Road, MI99 2BB, DOUGLAS,  Holding Company
                    Limited                             GBM
-----------------------------------------------------------------------------------------------------------------------------------
DEGUSSA        4222 Stockhausen Asia Pt.                Jalan Bukit Gading Raya, 14240,        Chemical Company
                                                        Jakarta, ID
-----------------------------------------------------------------------------------------------------------------------------------
DEGUSSA        1099 Stockhausen Benelux N.V./S.A.       Noordersingel 7, B-2140, Borgerhout,   Chemical Company
                                                        BE
-----------------------------------------------------------------------------------------------------------------------------------
DEGUSSA        4762 Stockhausen E.T.U. LLC              1st Dorozhny proezed, 113535, Moskau,
                                                        RU
-----------------------------------------------------------------------------------------------------------------------------------
DEGUSSA        1072 Stockhausen GmbH & Co. KG           Bakerpfad 25, 47805, Krefeld, DE       Holding Company
-----------------------------------------------------------------------------------------------------------------------------------
DEGUSSA         107 Stockhausen Iberia S.A.             Paseo San Juan 75, 8(0), O8009,        Chemical Company
                                                        Barcelona, ES
-----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
DEGUSSA        1098 Stockhausen Inc.                    2401 Doyle Street, 27406, Greensboro,  Produces and sells various
                                                        North Carolina, US                     chemical products
-----------------------------------------------------------------------------------------------------------------------------------
DEGUSSA        4069 Stockhausen Louisiana Ltd.          3606 Highway 44, 70051, Garyville, LA  Produces and sells various
                                                        70051, US                              chemical products
-----------------------------------------------------------------------------------------------------------------------------------
DEGUSSA        4110 Stockhausen Nordic AB               Hantverksvagen 15, 43633, Askim, SE    Chemical Company
-----------------------------------------------------------------------------------------------------------------------------------
DEGUSSA        4109 Stockhausen Nordic OY               Annankatu  25 H 58, 100, Helsinki, FI  Chemical Company
-----------------------------------------------------------------------------------------------------------------------------------
DEGUSSA        4051 Stockhausen Projektgesellschaft     Bakerpfad 25, 47805, Krefeld, DE       Chemical Company
                    Europrotection GmbH
-----------------------------------------------------------------------------------------------------------------------------------
DEGUSSA        1083 Stockhausen S.A.R.L.                32 Place Ronde, F-92035, Paris La      Chemical Company
                                                        Defense, FR
-----------------------------------------------------------------------------------------------------------------------------------
DEGUSSA        1101 Stockhausen U.K. Ltd.               Featherstone Road, MK 12 5, Milton     Chemical Company
                                                        Keynes, Bucks MK 12 5 TB, GB
-----------------------------------------------------------------------------------------------------------------------------------
DEGUSSA        4703 Stockhausen                         Bakerpfad 25, 47805, Krefeld, DE       Chemical Company
                    Unterstutzung-Einrichtungs GmbH
-----------------------------------------------------------------------------------------------------------------------------------
DEGUSSA        4748 StoHaas Management GmbH             Paul-Baumann-Str. 1, 45764, Marl, DE   Chemical Company
-----------------------------------------------------------------------------------------------------------------------------------
DEGUSSA        4749 StoHaas Monomer GmbH & Co. KG       Paul-Baumann-Str. 1, 45764, Marl, DE   Chemical Company
-----------------------------------------------------------------------------------------------------------------------------------
DEGUSSA        4757 Studiengesellschaft Kohle mbH       DE                                     Arranges funding for research and
                                                                                               development projects
-----------------------------------------------------------------------------------------------------------------------------------
DEGUSSA        4898 Syncserv Ltd.                       FY5 4QD, GB                            Inactive
-----------------------------------------------------------------------------------------------------------------------------------
DEGUSSA        4979 Synthetic Chemicals Pension Scheme  6 Water End Barns, MK179EA,            Chemical Company
                    Trustees Ltd.                       Eversholt, GB
-----------------------------------------------------------------------------------------------------------------------------------
DEGUSSA        8349 Systems Bio-Industries Maroc S.A.   Quartier Industriel Bensouda, 30000,   Chemical Company
                                                        Fes, MA
-----------------------------------------------------------------------------------------------------------------------------------
DEGUSSA        8350 Taiko Shoji Ltd.                    Saitama 359, JP                        Chemical Company
-----------------------------------------------------------------------------------------------------------------------------------
DEGUSSA        4826 Technochemie GmbH & Co. KG          Gutenberg Str. 2, 69221, Dossenheim,   Holding Company
                                                        DE
-----------------------------------------------------------------------------------------------------------------------------------
DEGUSSA        4586 Technologie-und Grunderzentrum      DE
                    Hanau GmbH
-----------------------------------------------------------------------------------------------------------------------------------
DEGUSSA        8472 tecpol GmbH                         Expo Plaza 3, 30539, Hannover, DE
-----------------------------------------------------------------------------------------------------------------------------------
DEGUSSA        8352 Tego Chemie Service GmbH            Goldschmidtstr. 100, 45127, Essen, DE  Conducts activities related to specialty chemicals
-----------------------------------------------------------------------------------------------------------------------------------
DEGUSSA        8360 Th. Goldschmidt-Fursorge GmbH       Goldschmidtstra(beta)e 100, D-45127,   Conducts activities related to
                                                        Essen, DE                              specialty chemicals
-----------------------------------------------------------------------------------------------------------------------------------
DEGUSSA        4957 Thai Aerosil Co., Ltd.              990 Rama IV Road, Silom, 10500,        Chemical Company
                                                        Bangkok, TH
-----------------------------------------------------------------------------------------------------------------------------------
DEGUSSA        8361 Thai Master Builders Co. Ltd.       Nonsee Road, Chongnonsee, Yannawa,     Holding Company
                                                        10120, Bangkok, TH
-----------------------------------------------------------------------------------------------------------------------------------
DEGUSSA        8362 ThG Vermogensverwaltung GmbH        Dr.-Albert-Frank-Str. 32, 83308,       Chemical Company
                                                        Trostberg, DE
-----------------------------------------------------------------------------------------------------------------------------------
DEGUSSA        4751 Thyssen Rohm                        Hans-Gunther-Sohl-Str. 1, 40235,       Develops and produces methacrylates
                    Kunststoffhandelsgesellschaft mbH   Dusseldorf, DE
-----------------------------------------------------------------------------------------------------------------------------------
DEGUSSA        4056 Tianshi Special Chemical Ltd.       Zhi Xin Dong Road No. 5, 100083,       Chemical Company
                                                        Beijing/China, CN
-----------------------------------------------------------------------------------------------------------------------------------
DEGUSSA        4688 Treupha AG                          CH
-----------------------------------------------------------------------------------------------------------------------------------
DEGUSSA        4689 Treupha Finanz AG                   CH
-----------------------------------------------------------------------------------------------------------------------------------
DEGUSSA        4708 TS Instandhaltungstechnik GmbH &    Farbenstra(beta)e 7, 6803, Greppin, DE Inactive
                    Co. KG
-----------------------------------------------------------------------------------------------------------------------------------
DEGUSSA        4765 Umschlagsterminal Marl GmbH & Co.   Paul-Baumann-Strasse 1, 45772, Marl,   Provides technical and analytical
                    KG                                  DE                                     services for Degussa operations
-----------------------------------------------------------------------------------------------------------------------------------
DEGUSSA        4766 Umschlagsterminal Marl              Paul-Baumann-Strasse 1, 45772, Marl,   Financing Partnership
                    Verwaltungsgesellschaft mbH         DE
-----------------------------------------------------------------------------------------------------------------------------------
DEGUSSA        4711 United Silica (Siam) Ltd.           1-3 Road, Maptaphud Industrial         Producer of filling materials and
                                                        Estate, 21150, Rayong Thailand, TH     zeolites
-----------------------------------------------------------------------------------------------------------------------------------
DEGUSSA        4157 United Silica Industrial Ltd.,      Ta Yuan Industrial District Park, Ta   Inactive
                    (USIL)                              Yuan Hsian, 337, Tao Yuan Hsien,
                                                        Taiwan, TW
-----------------------------------------------------------------------------------------------------------------------------------
DEGUSSA        4590 Verwaltungsgesellschaft fur         Weissfrauenstra(beta)e 9, 60287,       Inactive
                    Degussa-Beteiligungsanteile mbH     Frankfurt am Main, DE
-----------------------------------------------------------------------------------------------------------------------------------
DEGUSSA         741 Verwaltungsgesellschaft Huls mbH    Paul-Baumann-Str. 1, 45764, Marl, DE   Holding and Management Company
-----------------------------------------------------------------------------------------------------------------------------------
DEGUSSA        8367 Watson Bowman Acme, Corp.           95 Pineview Drive, Amherst, NY         Chemical Company
                                                        14228, US
-----------------------------------------------------------------------------------------------------------------------------------
DEGUSSA        4691 Westerwork Engineers Limited        IN
-----------------------------------------------------------------------------------------------------------------------------------
DEGUSSA        4093 Westgas GmbH & Co. KG               Paul-Baumann-Str. 1, 45772, Marl, DE   Real Estate Company
-----------------------------------------------------------------------------------------------------------------------------------
DEGUSSA        4093 Westgas Verwaltungs-GmbH            Paul-Baumann-Str. 1, 45772, Marl, DE   Property Manager; Operates
                                                                                               disposal plants
-----------------------------------------------------------------------------------------------------------------------------------
DEGUSSA        8477 Woermann Bohemia s.r.o.             Wittichstra(beta)e 1, 64295,           Holding Company
                                                        Darmstadt, DE
-----------------------------------------------------------------------------------------------------------------------------------
DEGUSSA        8483 Woermann Polska Sp. Z.o.o.          ul. Bociania 22, 31-231, Krakow, PL    Trading Company
-----------------------------------------------------------------------------------------------------------------------------------
DEGUSSA        8368 YAPKIM YAPI KIMYA SANAYI A.S.       Gur is Merkezi No. 21, Kat.6-7-8,      Chemical Company
                                                        81120, Icerenkoy - Istanbul, TR
-----------------------------------------------------------------------------------------------------------------------------------
DEGUSSA        8499 Yugen Kaisha Sankyo Shoji           Osaka, JP                              Inactive
-----------------------------------------------------------------------------------------------------------------------------------
DEGUSSA        8492 ZEMBET Entwicklungsgesellschaft     Hindenburgring 15, 89077, Ulm,         Chemical Company
                    mbH                                 Germany, DE
-----------------------------------------------------------------------------------------------------------------------------------
EON CC         8723 AV Packaging GmbH                   Theresienstr.1-7, 80333 Munchen, DE    Chemical Company
-----------------------------------------------------------------------------------------------------------------------------------
EON CC         3646 Aviga GmbH                          Neudorfer Str. 3-5, 47057              Holding Company
                                                        Duisburg, DE
-----------------------------------------------------------------------------------------------------------------------------------
EON CC         3647 Aviga Verwaltungsgesellschaft fur   Neudorfer Str. 3-5, 47057              Administration
                    Beteiligungen GmbH & Co KG          Duisburg, DE
-----------------------------------------------------------------------------------------------------------------------------------
EON CC         3653 BANDURA                             Grunwald                               Real Estate
                    Grundstucks-Verwaltungsges. mbH &
                    Co. KG
-----------------------------------------------------------------------------------------------------------------------------------
EON CC              CC Metals & Alloys Inc.                                                    Ferro-Silicon Metal Producer
-----------------------------------------------------------------------------------------------------------------------------------
EON CC         8702 CCA Holding, Inc.                   1013 Centre Road, Wilmington, DE       Holding Company
                                                        19805, US
-----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
EON CC         8735 E.ON Academy GmbH                   E.ON Platz 1, 40479 Dusseldorf, DE     Managing trainings for members of
                                                                                               the E.ON group
-----------------------------------------------------------------------------------------------------------------------------------
EON CC          747 E.ON Finance GmbH                   E.ON Platz 1, 40479 Dusseldorf, DE     Special purpose finance company
-----------------------------------------------------------------------------------------------------------------------------------
EON CC           90 E.ON INTERNATIONAL FINANCE B.V.     Keizersgracht 560-562, 1000 BL         Special purpose finance company
                                                        Amsterdam, NL
-----------------------------------------------------------------------------------------------------------------------------------
EON CC         8734 E.ON Montan GmbH                    Bruchstr.5c, 45883 Gelsenkirchen, DE   Controlling company for E.ON AG
-----------------------------------------------------------------------------------------------------------------------------------
EON CC          984 E.ON North America, Inc.            405 Lexington Avenue, New York, NY     Special-Purpose Finance Company;
                                                        10174, US                              Holding Company
-----------------------------------------------------------------------------------------------------------------------------------
EON CC         1302 E.ON RAG Beteiligungsgesellschaft   E.ON Platz 1, 40479 Dusseldorf, DE     Controlling company for E.ON AG
                    mbH
-----------------------------------------------------------------------------------------------------------------------------------
EON CC         1300 E.ON Risk Consulting GmbH           Kaiserswerther Str. 117, 40474         Insurance broker
                                                        Dusseldorf, DE
-----------------------------------------------------------------------------------------------------------------------------------
EON CC            3 E.ON US Investments Corp.           220 West Main Street, US 40202
                                                        Louisville, KY, US
-----------------------------------------------------------------------------------------------------------------------------------
EON CC         8719 E.ON Venture Partners GmbH          E.ON Platz 1, 40479 Dusseldorf, DE     Venture Capital Fund
-----------------------------------------------------------------------------------------------------------------------------------
EON CC              E.ON Vermogensanlage GmbH           E.ON Platz 1, 40479 Dusseldorf, DE     Finance Subsidiary
-----------------------------------------------------------------------------------------------------------------------------------
EON CC         1339 E.ON Viterra -                      E.ON Platz 1, 40479 Dusseldorf, DE     Real Estate
                    Beteiligungsgesellschaft mbH
-----------------------------------------------------------------------------------------------------------------------------------
EON CC              EBV Verwaltungs GmbH                Diekstraat 5, 25870                    Real Estate
                                                        Norderfriedrichshoog, DE
-----------------------------------------------------------------------------------------------------------------------------------
EON CC         8706 ERKA                                Oranienburger Str. 173-175, 13437      Inactive
                    Vermogensverwaltungsgesellschaft    Berlin, DE
                    mbH
-----------------------------------------------------------------------------------------------------------------------------------
EON CC              FIDELIA Corporation                 300 Delaware Avenue Suite 565, 19801
                                                        Wilmington
-----------------------------------------------------------------------------------------------------------------------------------
EON CC         2494 FITAS Verwaltung GmbH & Co.         Hindenburg Str. 269, 82343             Real estate manager
                    Vermietungs-KG                      Pocking, DE
-----------------------------------------------------------------------------------------------------------------------------------
EON CC         1602 Gelsenberg GmbH & Co.KG             E.ON Platz 1, 40479 Dusseldorf, DE     Manages Cash
-----------------------------------------------------------------------------------------------------------------------------------
EON CC         1342 Gelsenberg Verwaltungs GmbH         E.ON Platz 1, 40479 Dusseldorf, DE     Real Estate Manager
-----------------------------------------------------------------------------------------------------------------------------------
EON CC          764 Gesellschaft fur                    Diekstraat 7, 25870                    Inactive
                    Energiebeteiligung mbH i.L.         Norderfriedrichskoog, DE
-----------------------------------------------------------------------------------------------------------------------------------
EON CC          739 Gewerkschaft Morgengluck GmbH       E.ON Platz 1, 40479 Dusseldorf, DE     Passive Investment Vehicle; Holds
                                                                                               former Utility/Coal-Mining Real
                                                                                               Estate
-----------------------------------------------------------------------------------------------------------------------------------
EON CC          889 Gunter Lubsen GmbH                  Hamburg                                Insurance Broker
-----------------------------------------------------------------------------------------------------------------------------------
EON CC          736 Hamburger Hof                       Kaiserswerther Str. 117, 40474         Insurance Broker
                    Versicherungs-Aktiengesellschaft    Dusseldorf, DE
-----------------------------------------------------------------------------------------------------------------------------------
EON CC          819 Hibernia Industriewerte GmbH & Co.  E.ON Platz 1, 40479 Dusseldorf, DE     Passive Investment Vehicle; Real
                    KG, Humboldt-Verwaltungsgebaude                                            Estate Company; Holding Company; To
                    Mulheim                                                                    Be Divested Within Five Years
-----------------------------------------------------------------------------------------------------------------------------------
EON CC          735 HIBERNIA Industriewerte GmbH & Co.  E.ON Platz 1, 40479 Dusseldorf, DE     Passive Investment Vehicle; Real
                    oHG                                                                        Estate Manager; Holding Company;
                                                                                               To Be Divested Within Five Years
-----------------------------------------------------------------------------------------------------------------------------------
EON CC          855 Induboden GmbH                      E.ON Platz 1, 40479 Dusseldorf, DE     Inactive
-----------------------------------------------------------------------------------------------------------------------------------
EON CC          734 Induboden GmbH & Co.                E.ON Platz 1, 40479 Dusseldorf, DE     Holds Former Utility/Coal-Mining
                    Grundstucksgesellschaft                                                    Real Estate; Passive Investment
                                                                                               Vehicle
-----------------------------------------------------------------------------------------------------------------------------------
EON CC          101 Induboden GmbH & Co. Industriewerte E.ON Platz 1, 40479 Dusseldorf, DE     Holds Minority Interests in E.ON
                                                                                               Group Companies
-----------------------------------------------------------------------------------------------------------------------------------
EON CC              Indupark Grundstucksverwertung GmbH E.ON Platz 1, 40479 Dusseldorf, DE     Passive Investment Vehicle; Real
                                                                                               Estate Company; Holding Company;
                                                                                               To Be Divested Within Five Years
-----------------------------------------------------------------------------------------------------------------------------------
EON CC         1306 Initiativkreis Ruhrgeblet           Schinkelstrasse 30-32, 45138 Essen, DE Passive Investment Vehicle; Holds
                    Verwaltungs GmbH                                                           Former Utility/Coal-Mining Real
                                                                                               Estate
-----------------------------------------------------------------------------------------------------------------------------------
EON CC          897 Junge & Co. Versicherungsmakler     Ballindamm 17, 20095 Hamburg, DE       In Liquidation
                    GmbH
-----------------------------------------------------------------------------------------------------------------------------------
EON CC         3726 Klockner do Brasil Ltda.            Sao Bernardo do Campo                  Real Estate
-----------------------------------------------------------------------------------------------------------------------------------
EON CC              Klockner Hausverwaltungs GmbH &                                            Real Estate
                    Co.KG
-----------------------------------------------------------------------------------------------------------------------------------
EON CC              Montan GmbH Assekuranz-Makler       Kaiserswerther Str. 117, 40474         Insurance Broker
                                                        Dusseldorf, DE
-----------------------------------------------------------------------------------------------------------------------------------
EON CC         8727 NFK Finanzcontor GmbH               Diekstraat 7, 25870                    Manages Cash Generated by E.ON
                                                        Norderfriedrichskoog, DE               Group Companies
-----------------------------------------------------------------------------------------------------------------------------------
EON CC            6 Nordel Holding Gesellschaft mbH     Diekstraat 7, 25870                    Managing partner with liability for
                                                        Norderfriedrichskoog, DE               Nordel Holding GmbH & Co. KG
-----------------------------------------------------------------------------------------------------------------------------------
EON CC            5 Nordel Holding GmbH & Co.KG         Diekstraat 7, 25870                    Manages cash generated by E.ON Group
                                                        Norderfriedrichskoog, DE               Companies
-----------------------------------------------------------------------------------------------------------------------------------
EON CC         8703 ONE Ges.m.b.H.                      Brunner Str. 52, 1210 Wien, AT         Private Digital Wireless Network
                                                                                               Operator/Marketer; Telecommunications
                                                                                               Services Company
-----------------------------------------------------------------------------------------------------------------------------------
EON CC         1260 Partner fur Berlin-Gesellschaft     Berlin
                    fur Hauptstadt-Marketing mbH
-----------------------------------------------------------------------------------------------------------------------------------
EON CC          777 RAG Aktiengesellschaft              Rellinghauser Strasse, 45128           Coal-Mining Company
                                                        Essen, DE
-----------------------------------------------------------------------------------------------------------------------------------
EON CC              RHI AG                              Wien, AT                               Refraccoreis, Insulating Materials
-----------------------------------------------------------------------------------------------------------------------------------
EON CC         1401 VBB                                 Duisburg
                    VIAG-Bayernwerk-Beteiligungsgesellschaft
                    mbH
-----------------------------------------------------------------------------------------------------------------------------------
EON CC         1140 VEBA Electronics Beteiligungs GmbH  E.ON Platz 1, 40479 Dusseldorf, DE     Inactive
-----------------------------------------------------------------------------------------------------------------------------------
EON CC         1348 VEBA Electronics GmbH               E.ON Platz 1, 40479 Dusseldorf, DE     Manages divestiture proceeds
-----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
EON CC         3200 VEBA Electronics LLC                405 Lexington Avenue, 10147 New York,
                                                        US
-----------------------------------------------------------------------------------------------------------------------------------
EON CC         1301 VEBA Electronics US Holding GmbH    E.ON Platz 1, 40479 Dusseldorf, DE     Inactive
-----------------------------------------------------------------------------------------------------------------------------------
EON CC              VEBA FUNDING INC.                                                          Inactive
-----------------------------------------------------------------------------------------------------------------------------------
EON CC         3235 VEBA Investments Ltd                114 Knightbridge, London SW1X7LD, GB   Inactive
-----------------------------------------------------------------------------------------------------------------------------------
EON CC          608 VEBA OIL SUPPLY AND TRADING Inc.    Red Bank
-----------------------------------------------------------------------------------------------------------------------------------
EON CC         1345 VEBA Telecom Management GmbH        E.ON Platz 1, 40479 Dusseldorf, DE     Inactive
-----------------------------------------------------------------------------------------------------------------------------------
EON CC         8737 VEBACOM Holdings Inc.               405 Lexington Avenue, 57th Floor,      Holding Company
                                                        10147 New York, US
-----------------------------------------------------------------------------------------------------------------------------------
EON CC         8715 VIAG Connect Ges. fur               Prinz Eugen Stra(beta)e 70, 1040       Holding Company
                    Telekommunikation Ges.m.b.H.        Wien, AT
-----------------------------------------------------------------------------------------------------------------------------------
EON CC         1402 VIAG Telecom Beteiligungs GmbH      Brienner Str.40, 80333 Munchen, DE     Holding Company
-----------------------------------------------------------------------------------------------------------------------------------
EON CC         8726 VR Telecommunication                E.ON Platz 1, 40479 Dusseldorf, DE     Managing partner with liability for
                    Beteiligungs-Verwaltungs GmbH &                                            VR Telecommunications
                    Co. KG                                                                     Beteiligungsverwaltungs GmbH & Co
                                                                                               KG
-----------------------------------------------------------------------------------------------------------------------------------
EON CC         8725 VR Telecommunication                E.ON Platz 1, 40479 Dusseldorf, DE     Holding Company
                    Beteiligungs-Verwaltungs GmbH &
                    Co. KG
-----------------------------------------------------------------------------------------------------------------------------------
EUS                 Airborne Pollution Control Inc.     6223 2nd Street SE, #205, Calgary,     Developer of pollution control
                                                        Alberta, Canada T2H1J5                 technologies
-----------------------------------------------------------------------------------------------------------------------------------
EUS                 American Power, Incorporated        220 W. Main Street, Louisville KY      Inactive
                                                        40202
-----------------------------------------------------------------------------------------------------------------------------------
EUS                 Babcock-Ultrapower Jonesboro        220 W. Main Street, Louisville KY      Inactive
                                                        40202
-----------------------------------------------------------------------------------------------------------------------------------
EUS                 Babcock-Ultrapower West Enfield     220 W. Main Street, Louisville KY      Inactive
                                                        40202
-----------------------------------------------------------------------------------------------------------------------------------
EUS                 DHA LLC                             One Riverfront Plaza, Suite 1702,      Community Development Organization
                                                        Louisville, KY 40202
-----------------------------------------------------------------------------------------------------------------------------------
EUS                 Electric Energy, Inc.               P.O. Box 165, Joppa, IL 62953          EWG
-----------------------------------------------------------------------------------------------------------------------------------
EUS                 Erie Power Partners LP              220 W. Main Street, Louisville KY      Inactive
                                                        40202
-----------------------------------------------------------------------------------------------------------------------------------
EUS                 FCD LLC                             220 W. Main Street, Louisville KY      Owns riparian related rights
                                                        40202
-----------------------------------------------------------------------------------------------------------------------------------
EUS                 FSF Minerals Inc                    220 W. Main Street, Louisville KY      Owns coal reserves
                                                        40202
-----------------------------------------------------------------------------------------------------------------------------------
EUS                 Gas Natural SDG Argentina S.A.      Isabel La Cotholica 939, Buenos        Owner of interest in foreign
                                                        Aires, Argentina                       utility company
-----------------------------------------------------------------------------------------------------------------------------------
EUS                 GI NoteCo. LLC                      124 North First Street, Louisville,    Developer of Energy Marketing
                                                        KY 40202                               Software
-----------------------------------------------------------------------------------------------------------------------------------
EUS                 Indiana-Kentucky Electric Corp.     3932 US Route 23, Piketon, OH 45661    Electric utility subsidiary
-----------------------------------------------------------------------------------------------------------------------------------
EUS                 Invergas S.A.                       Isabel La Cotholica 939, Buenos        Owner of interest in foreign
                                                        Aires, Argentina                       utility company
-----------------------------------------------------------------------------------------------------------------------------------
EUS                 Inversora de Gas Cuyana S.A.        Hipolito Yrigoyen 475 (5000);          Owner of interest in foreign
                                                        Cordoba, Argentina                     utility company
-----------------------------------------------------------------------------------------------------------------------------------
EUS                 Inversora de Gas del Centro S.A.    Hipolito Yrigoyen 475 (5000);          Owner of interest in foreign
                                                        Cordoba, Argentina                     utility company
-----------------------------------------------------------------------------------------------------------------------------------
EUS                 KU Solutions Corporation            220 W. Main Street, Louisville KY      Energy Metering and Services
                                                        40202
-----------------------------------------------------------------------------------------------------------------------------------
EUS                 KUCC Grimes Corporation             220 W. Main Street, Louisville KY      Inactive
                                                        40202
-----------------------------------------------------------------------------------------------------------------------------------
EUS                 LCC LLC                             220 W. Main Street, Louisville KY      Owns mineral related rights
                                                        40202
-----------------------------------------------------------------------------------------------------------------------------------
EUS                 Lexington Utilities Company         220 W. Main Street, Louisville KY      Inactive
                                                        40202
-----------------------------------------------------------------------------------------------------------------------------------
EUS                 LG&E Capital Corp.                  220 W. Main Street, Louisville KY      Holding Company for non-utility
                                                        40202                                  investments
-----------------------------------------------------------------------------------------------------------------------------------
EUS                 LG&E Centro S.A.                    Hipolito Yrigoyen 475 (5000);          Holding and consulting services
                                                        Cordoba, Argentina                     company for foreign utility company
-----------------------------------------------------------------------------------------------------------------------------------
EUS                 LG&E Credit Corp                    220 W. Main Street, Louisville KY      Inactive
                                                        40202
-----------------------------------------------------------------------------------------------------------------------------------
EUS                 LG&E Crown Inc.                     220 W. Main Street, Louisville KY      Inactive
                                                        40202
-----------------------------------------------------------------------------------------------------------------------------------
EUS                 LG&E Energy Foundation Inc          220 W. Main Street, Louisville KY      Charitable contributions
                                                        40202
-----------------------------------------------------------------------------------------------------------------------------------
EUS                 LG&E Energy Marketing Inc           220 W. Main Street, Louisville KY      Power marketing
                                                        40202
-----------------------------------------------------------------------------------------------------------------------------------
EUS                 LG&E Energy Services Inc            220 W. Main Street, Louisville KY      Service company
                                                        40202
-----------------------------------------------------------------------------------------------------------------------------------
EUS                 LG&E Home Services Inc              220 W. Main Street, Louisville KY      Inactive
                                                        40202
-----------------------------------------------------------------------------------------------------------------------------------
EUS                 LG&E International Inc              220 W. Main Street, Louisville KY      Holding and management company for
                                                        40202                                  foreign utility companies
-----------------------------------------------------------------------------------------------------------------------------------
EUS                 LG&E Mendoza Services Inc           c/o Maples & Calder; P.O. Box 309,     Inactive
                                                        Grand Cayman Islands, BVI.
-----------------------------------------------------------------------------------------------------------------------------------
EUS                 LG&E Minor Facilities Inc.          220 W. Main Street, Louisville KY      Inactive
                                                        40202
-----------------------------------------------------------------------------------------------------------------------------------
EUS                 LG&E Power 14-Buena Vista           220 W. Main Street, Louisville KY      Inactive
                                                        40202
-----------------------------------------------------------------------------------------------------------------------------------
EUS                 LG&E Power 16 Incorporated          220 W. Main Street, Louisville KY      Indirect owner of interest in QF
                                                        40202
-----------------------------------------------------------------------------------------------------------------------------------
EUS                 LG&E Power 31 Incorporated          220 W. Main Street, Louisville KY      Inactive
                                                        40202
-----------------------------------------------------------------------------------------------------------------------------------
EUS                 LG&E Power 31 LP                    220 W. Main Street, Louisville KY      Indirect owner of interest in QF
                                                        40202
-----------------------------------------------------------------------------------------------------------------------------------
EUS                 LG&E Power 31 Wind Incorporated     220 W. Main Street, Louisville KY      Indirect owner of interest in QF
                                                        40202
-----------------------------------------------------------------------------------------------------------------------------------
EUS                 LG&E Power 5 Incorporated           220 W. Main Street, Louisville KY      Inactive
                                                        40202
-----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
EUS                 LG&E Power Argentina I Inc          220 W. Main Street, Louisville KY      Inactive
                                                        40202
-----------------------------------------------------------------------------------------------------------------------------------
EUS                 LG&E Power Argentina I, Inc.        220 W. Main Street, Louisville KY
                                                        40202
-----------------------------------------------------------------------------------------------------------------------------------
EUS                 LG&E Power Argentina II Inc         220 W. Main Street, Louisville KY      Owner of interest in foreign
                                                        40202                                  utility company
-----------------------------------------------------------------------------------------------------------------------------------
EUS                 LG&E Power Argentina III LLC        220 W. Main Street, Louisville KY      Owner of interest in foreign
                                                        40202                                  utility company
-----------------------------------------------------------------------------------------------------------------------------------
EUS                 LG&E Power Development Inc          220 W. Main Street, Louisville KY      Development of EWGs and QFs
                                                        40202
-----------------------------------------------------------------------------------------------------------------------------------
EUS                 LG&E Power Gregory I, Inc           220 W. Main Street, Louisville KY      Inactive
                                                        40202
-----------------------------------------------------------------------------------------------------------------------------------
EUS                 LG&E Power Gregory II Inc           220 W. Main Street, Louisville KY      Inactive
                                                        40202
-----------------------------------------------------------------------------------------------------------------------------------
EUS                 LG&E Power Inc                      220 W. Main Street, Louisville KY      Corporation
                                                        40202
-----------------------------------------------------------------------------------------------------------------------------------
EUS                 LG&E Power Monroe, LLC              220 W. Main Street, Louisville KY      Inactive
                                                        40202
-----------------------------------------------------------------------------------------------------------------------------------
EUS                 LG&E Power Operations Inc           220 W. Main Street, Louisville KY      Indirect owner of interest in QF
                                                        40202
-----------------------------------------------------------------------------------------------------------------------------------
EUS                 LG&E Power Roanoke Incorporated     220 W. Main Street, Louisville KY      Power project ownership,
                                                        40202                                  management and development
-----------------------------------------------------------------------------------------------------------------------------------
EUS                 LG&E Power Services LLC             220 W. Main Street, Louisville KY      Owner of interest in foreign
                                                        40202                                  utility company
-----------------------------------------------------------------------------------------------------------------------------------
EUS                 LG&E Power Spain Inc                220 W. Main Street, Louisville KY      Inactive
                                                        40202
-----------------------------------------------------------------------------------------------------------------------------------
EUS                 LG&E Power Venezuela I, Inc.        220 W. Main Street, Louisville KY      Owner of interest in foreign
                                                        40202                                  utility company
-----------------------------------------------------------------------------------------------------------------------------------
EUS                 LG&E Roanoke Valley LP              220 W. Main Street, Louisville KY      Indirect owner of interest in QF
                                                        40202
-----------------------------------------------------------------------------------------------------------------------------------
EUS                 Llano Gathering Inc                 220 W. Main Street, Louisville KY      Inactive
                                                        40202
-----------------------------------------------------------------------------------------------------------------------------------
EUS                 Llano Storage Inc                   220 W. Main Street, Louisville KY      Inactive
                                                        40202
-----------------------------------------------------------------------------------------------------------------------------------
EUS                 Maine Power Services                220 W. Main Street, Louisville KY      Power facilities operation and
                                                        40202                                  management
-----------------------------------------------------------------------------------------------------------------------------------
EUS                 Natural Servicios, S.A.             Isabel La Catholica 939, Buenos        Energy Related Services for FUCO
                                                        Aires, Argentina
-----------------------------------------------------------------------------------------------------------------------------------
EUS                 Ohio Valley Electric Corp.          3932 US Route 23, Piketon, OH 45661    Electric utility
-----------------------------------------------------------------------------------------------------------------------------------
EUS                 Power Tex Parent Inc                220 W. Main Street, Louisville KY      Inactive
                                                        40202
-----------------------------------------------------------------------------------------------------------------------------------
EUS                 Western Kentucky Energy Corp        220 W. Main Street, Louisville KY      Leases generation facilities,
                                                        40202                                  sells electricity to
                                                                                               affilates/third parties
-----------------------------------------------------------------------------------------------------------------------------------
EUS                 Westmoreland-LG&E Partners          220 W. Main Street, Louisville KY      Indirect owner of generation
                                                        40202                                  facilities
-----------------------------------------------------------------------------------------------------------------------------------
EUS                 WKE Corp                            220 W. Main Street, Louisville KY      Holding Company for non-utility
                                                        40202                                  investments
-----------------------------------------------------------------------------------------------------------------------------------
EUS                 WKE Facilities Corp                 220 W. Main Street, Louisville KY      Leases generation facilities,
                                                        40202                                  sells electricity to
                                                                                               affilates/third parties
-----------------------------------------------------------------------------------------------------------------------------------
EUS                 WKE Station Two Inc                 220 W. Main Street, Louisville KY      Operates generation facility
                                                        40202
-----------------------------------------------------------------------------------------------------------------------------------
EUS                 Woodlands Technology, LLC           30 Clovergate Circle, The Woodlands,   Inactive
                                                        Texas, 77382
-----------------------------------------------------------------------------------------------------------------------------------
Viterra        6440 An den Garten                       Ruhrallee 175, 45136 Essen             Real Estate Investment,
                    Projektentwicklungsgesellschaft mbH                                        Development and Service Company
-----------------------------------------------------------------------------------------------------------------------------------
Viterra        6487 ASS Allgemeine Sicherheitssysteme   Grugaplatz 2, 45131 Essen              Residential and Commercial
                    GmbH                                                                       Investment, Development and
                                                                                               Services Company; Holding Company
-----------------------------------------------------------------------------------------------------------------------------------
Viterra       60001 Bochum Marketing GmbH               Huestra(beta)e 18, 44787 Bochum        Residential and Commercial
                                                                                               Investment, Development and
                                                                                               Services Company
-----------------------------------------------------------------------------------------------------------------------------------
Viterra        8043 BSB Bewirtschaftungs- und           Springorumallee 20, 44795 Bochum       Real Estate Investment,
                    Servicegesellschaft des                                                    Development and Service Company
                    wohnungswirtschaftlichen
                    Bildungszentrums Bochum-Springorum
                    mbH
-----------------------------------------------------------------------------------------------------------------------------------
Viterra       60033 DB Immobilienfonds 11               Merowinger Stra(beta)e 150, 40225      Real Estate Investment,
                    Spree-Schlange von Quistrop KG      Dusseldorf                             Development and Service Company
-----------------------------------------------------------------------------------------------------------------------------------
Viterra        6468 DEUTSCHBAU Gruppe Nord GmbH & Co.   Merowinger Stra(beta)e 150, 40225      Real Estate Manager
                    KG                                  Dusseldorf
-----------------------------------------------------------------------------------------------------------------------------------
Viterra       60025 Deutschbau Holding GmbH             Merowinger Stra(beta)e 150, 40225      Real Estate Investment,
                                                        Dusseldorf                             Development and Service Company
-----------------------------------------------------------------------------------------------------------------------------------
Viterra       60049 DEUTSCHBAU Immobilien GmbH & Co. KG Merowinger Stra(beta)e 150, 40225      Real Estate Investment,
                                                        Dusseldorf                             Development and Service Company
-----------------------------------------------------------------------------------------------------------------------------------
Viterra       60050 DEUTSCHBAU Immobilien Verwaltungs   Merowinger Stra(beta)e 150, 40225      Real Estate Investment,
                    GmbH                                Dusseldorf                             Development and Service Company
-----------------------------------------------------------------------------------------------------------------------------------
Viterra       60028 DEUTSCHBAU                          Merowinger Stra(beta)e 150, 40225      Holding and Management Company
                    Immobilien-Dienstleistungen GmbH    Dusseldorf
-----------------------------------------------------------------------------------------------------------------------------------
Viterra       60027 DEUTSCHBAU Wohnungsgesellschaft mbH Merowinger Stra(beta)e 150, 40225      Real Estate Investment,
                                                        Dusseldorf                             Development and Service Company
-----------------------------------------------------------------------------------------------------------------------------------
Viterra        8055 Deutsche Grundbesitz Tauernallee    Merowinger Stra(beta)e 150, 40225      Real Estate Project Manager,
                    GmbH & Co. KG                       Dusseldorf                             Planner, Marketer
-----------------------------------------------------------------------------------------------------------------------------------
Viterra       60024 Falk Burogebaude Objekt Poing GmbH  Westendstra(beta)e 160, 80339 Munchen  Commercial Real Estate Company
                    & Co.KG
-----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
Viterra       60056 FEA Verwaltungs GmbH                Ruhrallee 175, 45136 Essen             Real Estate Investment,
                                                                                               Development and Service Company
-----------------------------------------------------------------------------------------------------------------------------------
Viterra       60029 Frankfurter Siedlungsgesellschaft   Grugaplatz 2, 45131 Essen              Real Estate Investment,
                    mbH                                                                        Development and Service Company
-----------------------------------------------------------------------------------------------------------------------------------
Viterra       60039 FSG-Holding GmbH                    Grugaplatz 2, 45131 Essen              Real Estate Investment,
                                                                                               Development and Service Company
-----------------------------------------------------------------------------------------------------------------------------------
Viterra        8053 GbR Wohnanlage Sonnenpark,          Bruhl 34 - 50, 04109 Leipzig           Real Estate Investment,
                    Leipzig-Probstheida, Baufeld C + D                                         Development and Service Company
-----------------------------------------------------------------------------------------------------------------------------------
Viterra        6496 Grundstucksgesellschaft Drei        Ruhrallee 175, 45136 Essen             Commercial Real Estate Company
                    Stauffenbergstra(beta)e mbH
-----------------------------------------------------------------------------------------------------------------------------------
Viterra        6495 Grundstucksgesellschaft Eins        Hannoversche Stra(beta)e 19,           Commercial Real Estate Company
                    Stauffenbergstra(beta)e mbH         10115 Berlin
-----------------------------------------------------------------------------------------------------------------------------------
Viterra        6493 Grundstucksgesellschaft Eins        Messe Turm, 60308 Frankfurt/Main       Commercial Real Estate Company
                    Stauffenbergstra(beta)e mbH & Co.
                    Shell-Haus KG
-----------------------------------------------------------------------------------------------------------------------------------
Viterra        6492 Grundstucksgesellschaft Zwei        Hannoversche Stra(beta)e 19,           Commercial Real Estate Company
                    Stauffenbergstra(beta)e mbH         10115 Berlin
-----------------------------------------------------------------------------------------------------------------------------------
Viterra        6494 Grundstucksverwaltungsgesellschaft  Kurfurstendamm 44, 10719 Berlin        Commercial Real Estate Company
                    Lennestra(beta)e A3 mbH
-----------------------------------------------------------------------------------------------------------------------------------
Viterra             Grundstucksverwaltungsgesellschaft  NICHT Viterra                          Property management
                    Ruhrgas AG & Co.
-----------------------------------------------------------------------------------------------------------------------------------
Viterra       60023 Grundstucksverwaltungsgesellschaft  Westend 28, 60325 Frankfurt/Main       Commercial Real Estate Company
                    Westendstra(beta)e 28 Frankfurt mbH
-----------------------------------------------------------------------------------------------------------------------------------
Viterra        8010 GSB Gesellschaft zur Sicherung von  Postfach 10 32 62, 45117 Essen         Real Estate Investment,
                    Bergmannswohnungen mbH                                                     Development and Service Company
-----------------------------------------------------------------------------------------------------------------------------------
Viterra        8006 Hammer gemeinnutzige                Widumstra(beta)e 33, 59065 Hamm        Residential and Commercial
                    Baugesellschaft mbH                                                        Investment, Development and
                                                                                               Services Company
-----------------------------------------------------------------------------------------------------------------------------------
Viterra        6486 Hellerhof GmbH                      Frankenallee 210, 60326 Frankfurt      Residential and Commercial
                                                                                               Investment, Development and
                                                                                               Services Company
-----------------------------------------------------------------------------------------------------------------------------------
Viterra       60032 Immobilienfonds Koblenz-Karthause   Merowinger Stra(beta)e 150, 40225      Service Company
                    Wolfgang Hober KG                   Dusseldorf
-----------------------------------------------------------------------------------------------------------------------------------
Viterra       60051 MIRA Grundstucksgesellschaft mbH &  Tolzer Stra(beta)e 15, 82031 Grunwald  Real Estate Service Company
                    Co. KG
-----------------------------------------------------------------------------------------------------------------------------------
Viterra        6480 Raab Karcher Security               ul. Cybernetyki 7, PL - 02-677         Real Estate Investment,
                    International Sp. z o.o.            Warszawa                               Development and Service Company
-----------------------------------------------------------------------------------------------------------------------------------
Viterra        8009 Stadtentwicklungsgesellschaft       Schuhgasse 2, 99084 Erfurt             Real Estate Project Manager,
                    Weimar mbH                                                                 Planner, Marketer
-----------------------------------------------------------------------------------------------------------------------------------
Viterra       60034 Treuhandgsellschaft fur die         Franklinstra(beta)e 62, 60486          Real Estate Investment,
                    Sudwestdeutsche Wohnungswirtschaft  Frankfurt/Main                         Development and Service Company
                    mbH
-----------------------------------------------------------------------------------------------------------------------------------
Viterra        6477 Triple Z AG                         Katernberger Stra(beta)e 107,          Real Estate Investment,
                                                        45327 Essen                            Development and Service Company
-----------------------------------------------------------------------------------------------------------------------------------
Viterra        8712 V.I.M.G. VIAG                       Ruhrallee 175, 45136 Essen             In Liquidation
                    Immobilien-Management GmbH
-----------------------------------------------------------------------------------------------------------------------------------
Viterra        8011 VBW Bauen und Wohnen GmbH           Wirmer Stra(beta)e 28, 44803 Bochum    Residential and Commercial
                                                                                               investment, Development and
                                                                                               Services Company
-----------------------------------------------------------------------------------------------------------------------------------
Viterra        6452 Viktoria Quartier                   Insolvenzverwalter: H. Rechtsanwalt    Commercial Real Estate Company
                    Entwicklungsgesellschaft mbH & Co.  Peter Leonhardt, Kurfurstendamm 212,
                    KG                                  10719 Berlin
-----------------------------------------------------------------------------------------------------------------------------------
Viterra        6451 Viktoria Quartier Verwaltungs GmbH  Insolvenzverwalter: H. Rechtsanwalt    In Liquidation
                                                        Peter Leonhardt, Kurfurstendamm 212,
                                                        10719 Berlin
-----------------------------------------------------------------------------------------------------------------------------------
Viterra         274 Viterra AG                          Grugaplatz 2, 45131 Essen              Holding Company
-----------------------------------------------------------------------------------------------------------------------------------
Viterra         929 Viterra Baupartner GmbH             Philippstra(beta)e 3, 44803 Bochum     Real Estate Project Manager,
                                                                                               Planner, Marketer
-----------------------------------------------------------------------------------------------------------------------------------
Viterra        8020 Viterra Development GmbH            Ruhrallee 175, 45136 Essen             Real Estate Investment,
                                                                                               Development and Service Company
-----------------------------------------------------------------------------------------------------------------------------------
Viterra        6157 Viterra Development Spolka z o.o.   ul. Cybernetyki 7, PL - 02-677         Real Estate Project Manager,
                                                        Warszawa                               Planner, Marketer
-----------------------------------------------------------------------------------------------------------------------------------
Viterra       60037 Viterra Dienstleistungen-Holding    Grugaplatz 2, 45131 Essen              Commercial Real Estate Company
                    GmbH
-----------------------------------------------------------------------------------------------------------------------------------
Viterra        6457 VITERRA FRANCE S.A.                 174 BD Haussmann, F - 75008 Paris      Holding and  Finance Company
-----------------------------------------------------------------------------------------------------------------------------------
Viterra        6199 Viterra Gewerbeimmobilien Ceska,    Rudna u Prahy, K Vpichu 1086, CZ       Commercial Real Estate Company
                    spol. s.r.o.
-----------------------------------------------------------------------------------------------------------------------------------
Viterra       60007 Viterra Gewerbeimmobilien dritte    Ruhrallee 175, 45136 Essen             Real Estate Investment,
                    Projektentwicklungsgesellschaft mbH                                        Development and Service Company
-----------------------------------------------------------------------------------------------------------------------------------
Viterra       60005 Viterra Gewerbeimmobilien erste     Ruhrallee 175, 45136 Essen             Commercial Real Estate Company
                    Projektentwicklungsgesellschaft mbH
-----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
Viterra       60009 Viterra Gewerbeimmobilien funfte    Ruhrallee 175, 45136 Essen             Commercial Real Estate Company
                    Projektentwicklungsgesellschaft mbH
-----------------------------------------------------------------------------------------------------------------------------------
Viterra       60008 Viterra Gewerbeimmobilien vierte    Ruhrallee 175, 45136 Essen             Commercial Real Estate Company
                    Projektentwicklungsgesellschaft mbH
-----------------------------------------------------------------------------------------------------------------------------------
Viterra       60005 Viterra Gewerbeimmoibilien zweite   Ruhrallee 175, 45136 Essen             Commercial Real Estate Company
                    Projektentwicklungsgesellschaft mbH
-----------------------------------------------------------------------------------------------------------------------------------
Viterra        6106 Viterra Grundstucke Verwaltungs     Georg-Glock-Stra(beta)e 8,             Commercial Real Estate Company
                    GmbH                                40474 Dusseldorf
-----------------------------------------------------------------------------------------------------------------------------------
Viterra       60030 Viterra Informationssysteme GmbH    Grugaplatz 2, 45131 Essen              Holding and Management Company
-----------------------------------------------------------------------------------------------------------------------------------
Viterra        6504 Viterra Logistikimmobilien GmbH &   Ruhrallee 175, 45136 Essen             IT-Service and Development Company
                    Co. KG
-----------------------------------------------------------------------------------------------------------------------------------
Viterra       60036 Viterra                             Ruhrallee 175, 45136 Essen             Commercial Real Estate Company
                    Projektentwicklungsgesellschaft
                    Knorrstra(beta)e mbH & Co.KG
-----------------------------------------------------------------------------------------------------------------------------------
Viterra         569 Viterra Revisionsgesellschaft mbH   Grugaplatz 2, 45131 Essen              Real Estate Investment,
                                                                                               Development and Service Company
-----------------------------------------------------------------------------------------------------------------------------------
Viterra       60038 Viterra Rhein-Main GmbH             Riedhofweg 23, 60596 Frankfurt/Main    Provider of Audit Services
-----------------------------------------------------------------------------------------------------------------------------------
Viterra        6505 Viterra Wohnpartner Ventures GmbH   Philippstra(beta)e 3, 44803 Bochum     In Liquidation
-----------------------------------------------------------------------------------------------------------------------------------
Viterra         758 Viterra Wohnungsgesellschaft I mbH  Philippstra(beta)e 3, 44803 Bochum     Real Estate Manager
-----------------------------------------------------------------------------------------------------------------------------------
Viterra         297 Viterra Wohnungsgesellschaft II mbH Philippstra(beta)e 3, 44803 Bochum     Real Estate Investment,
                                                                                               Development and Service Company
-----------------------------------------------------------------------------------------------------------------------------------
Viterra         759 Viterra Wohnungsgesellschaft III    Westring 51, 45659 Recklinghausen      Real Estate Investment,
                    mbH                                                                        Development and Service Company
-----------------------------------------------------------------------------------------------------------------------------------
Viterra       60014 WBRM-Holding GmbH                   Grugaplatz 2, 45131 Essen              Real Estate Investment,
                                                                                               Development and Service Company
-----------------------------------------------------------------------------------------------------------------------------------
Viterra        3002 WiN Emscher-Lippe GmbH              Herner Stra(beta)e 10, 45699 Herten
-----------------------------------------------------------------------------------------------------------------------------------
Viterra       60015 WohnBau Rhein-Main GmbH             Grugaplatz 2, 45131 Essen              Real Estate Investment,
                                                                                               Development and Service Company
-----------------------------------------------------------------------------------------------------------------------------------
Viterra       60031 WRW Wohnungswirtschaftliche         Heinrichstra(beta)e 169,               Real Estate Investment,
                    Treuhand Rheinland-Westfalen GmbH   40239 Dusseldorf                       Development and Service Company
-----------------------------------------------------------------------------------------------------------------------------------
Viterra        6501 Zeppelinstra(beta)e                 Ruhrallee 175, 45136 Essen             Commercial Real Estate Company
                    Projektentwicklungs GmbH
-----------------------------------------------------------------------------------------------------------------------------------